Mosaic Income Trust
1655 Ft. Myer Drive
Arlington, Virginia 22209

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June 28, 1999

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Mosaic Income Trust's Bond Fund series (the "Bond Fund") will be held at the offices of the Fund at 1655 Ft. Myer Drive, Suite 1000, Arlington, Virginia 22209, on Monday, June 28, 1999, at 12:00 noon for the following purposes:

1. To consider and act upon the Agreement and Plan of Merger (the "Plan") dated April 19, 1999 providing for:

  the acquisition of substantially all of the assets of the Bond Fund by an existing series of Mosaic Income Trust to be newly named and known as Mosaic Intermediate Income Fund (currently known as the High Yield Fund) (the "New Fund"), in exchange for shares of the New Fund;
  the assumption by the New Fund of the liabilities of the Bond Fund; and
  distribution of such shares of the New Fund to shareholders of the Bond Fund.

2. To transact any other business as may properly come before the meeting or any of its adjournments.

The Trustees fixed the close of business on April 30, 1999 as the record date for the determination of shareholders of the Bond Fund entitled to notice of and to vote at this Meeting or any adjournment thereof.

IMPORTANT

Your vote is important and all Shareholders are asked to be present in person or by proxy. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return the enclosed proxy as soon as possible using the enclosed stamped envelope. Sending the proxy will not prevent you from personally voting your shares at the Meeting since you may revoke your proxy by advising the Secretary of Mosaic Income Trust in writing (by subsequent proxy or otherwise) of such revocation at anytime before it is voted.

By order of the Board of Trustees

(signature)

W. Richard Mason
Secretary

June 1, 1999

Mosaic Funds
1655 Ft. Myer Drive, Suite 1000
Arlington, Virginia 22209
888-670-3600

June 1, 1999

Dear Shareholder:

The attached proxy materials seek your approval to merge Mosaic Income Trust's Mosaic Bond Fund into a reformulated Mosaic Income Trust bond fund, to be known as Mosaic Intermediate Income Fund.

What are we proposing?

  Upon approval by Bond Fund shareholders, the Bond Fund series of the Trust will merge into the High Yield Fund series of the Trust effective July 1, 1999.
  Contemporaneously with the merger, the High Yield Fund series will change its investment policies and become known as the Mosaic Intermediate Income Fund series of the Trust.
  Former Bond Fund shareholders will receive shares of the newly named Mosaic Intermediate Income Fund in exchange for their Bond Fund shares.

This merger represents a logical step in the progressive restructuring of the Mosaic family of funds to best utilize management expertise and provide shareholder value.

Your board of trustees unanimously recommends a vote FOR this proposal. If the merger is approved, you will still own shares in a bond fund with the objective of providing monthly income and distributing that income as dividends. Under its revised objectives, the fund will be able to invest in a broader range of securities as described in the attached prospectus.

Specifically, you will own shares in an intermediate term bond fund that will invest at least 65% of its assets in investment grade bonds, while retaining the option to invest up to 35% of assets in bonds rated as low as "B."

In contrast, your current Mosaic Bond Fund allows investment only in bonds rated "BBB" or "Baa" or better. By allowing Intermediate Income Fund to invest in what are known as "high-yield securities," your fund managers anticipate opportunities for improved yield and total return. The Fund will invest in such securities only when the managers believe that the creditworthiness of the issuer is stable or improving, and when the potential return of investing in such securities justifies the higher level of risk. However, consistent with the existing Mosaic Bond Fund, Intermediate Income will only invest in securities having a final maturity of less than 10 years. This maturity cap is intended to help temper the impact of changing interest rates on the value of the portfolio.

Why merge these funds?

  A merger will result in a larger pool of assets and allow for more efficient management. Efficiency of management will allow total expenses to remain competitive.
  With increased assets, the Mosaic Intermediate Income Fund will have the opportunity to purchase or sell securities at the more favorable prices that can often be obtained when trading in larger blocks of securities.
  The Mosaic Intermediate Income Fund will begin operation on July 1, 1999, with the ability to pick the best opportunities from a broad range of government and corporate bonds. Your managers and your Trustees believe that it will be in the best interests of Mosaic Bond Fund's shareholders to be a part of this exciting new fund as it combines what management judges to be the best aspects of two existing funds.

Please review the enclosed prospectus and send us your voted proxy as soon as possible.

Thank you. Call us if you have any questions.

Sincerely,

(signature)                                           (signature)

Katherine L. Frank                              Frank E. Burgess
President, Mosaic Income Trust           President, Madison Investment Advisors

Prospectus Dated June 1, 1999
Mosaic Income Trust

1655 Ft. Myer Drive
Suite 1000
Arlington, Virginia 22209-3108
888-670-3600

Acquisition of the Assets of
Mosaic Bond Fund series of Mosaic Income Trust ("the "Trust")
by and in exchange for shares of
Mosaic High Yield Fund series of the Trust

This prospectus explains that the Trustees of Mosaic Income Trust are soliciting the proxies of shareholders of the Mosaic Bond Fund in connection with the following transaction:

  Merging the Bond Fund series of the Trust into the High Yield Fund series of the Trust effective July 1, 1999.
  Contemporaneously with the merger, changing the High Yield Fund series' investment policies and its name to Mosaic Intermediate Income Fund series of the Trust.
  Distributing to former Bond Fund shareholders shares of the newly named Mosaic Intermediate Income Fund in exchange for their Bond Fund shares. Specifically, Bond Fund shareholders will own shares in an intermediate term bond fund that will invest at least 65% of its assets in investment grade bonds, while retaining the option to invest up to 35% of assets in bonds rated as low as "B."

If approved, you will receive shares in the Mosaic Intermediate Income Fund equal in value to your current investment in the Bond Fund. The proposed merger is designed to be a tax-free reorganization so that you will not recognize any income as a result of the merger and your tax basis in the Bond Fund will carry over to the shares of the Mosaic Intermediate Income Fund.

This prospectus sets forth concisely the information about Mosaic Income Trust's new Mosaic Intermediate Income Fund series that a prospective investor ought to know before investing. You should retain this prospectus for future reference.

Although your Trustees are soliciting your proxy vote, when this prospectus speaks about "we" or "us," it refers to your fund's manager, Madison Mosaic.

Additional information about Mosaic Income Trust (including a Statement of Additional Information that is incorporated by reference into and dated the same day as this prospectus) has been filed with the Securities and Exchange Commission and is available upon oral or written request and without charge. Contact Mosaic Funds shareholder service department at the address and phone number above.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Transaction Summary and Cover Page 1

Fee Table, Synopsis Information and Risk Factors 3

Fee Table 3

Synopsis Information 4

Comparison of Risks 6

Information about the Transaction 8

Information about Mosaic Intermediate Income Fund 11

Risk/Return Summary: Investments, Risks and Performance 11

Fee Table 12

Investment Objectives 13

Implementation of Investment Policies 13

Management 16

Pricing of Fund Shares 17

Dividends and Distributions 18

Taxes 18

Financial Highlights 18

Additional Information 19

Information about Your Fund 20

Voting Information 20

Notice to Banks, Broker-Dealers and Voting Trustees & Their Nominees 22

Fee Table, Synopsis Information and Risk Factors

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Income Fund and compares them with current expenses for the Bond Fund and the High Yield Fund.

Shareholder Fees (fees paid directly from your investment)
       High Intermediate
      Bond Yield Income Fund
      Fund Fund (Pro forma)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)  None None None
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)  None None None
Redemption Fee     None None None
Exchange Fee       None None None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

       High Intermediate
      Bond Yield Income Fund
      Fund Fund (Pro forma)

Management Fees     0.50% 0.63% 0.63%
Distribution (12b-1) Fees   None None  None
Other Expenses          0.61% 0.53%  0.45%
Total Annual Fund Operating Expenses            1.11% 1.16% 1.08%

Synopsis Information

Your Trustees determined that it will be in the best interests of the shareholders of your fund and the current shareholders of what is now known as the High Yield Fund to merge your fund's assets into the High Yield Fund while simultaneously changing the investment policies and name of the High Yield Fund.

Why did the Trustees reach these decisions?

Consolidation of Funds within Mosaic.

Since the launch of Mosaic funds in June 1997, the funds' advisor has sought to utilize management expertise and maximize shareholder value across the fund family. The realignment and merger of funds has been a natural consequence of this effort.

Small size of your fund.

Mosaic Bond Fund is the smallest of all the Mosaic funds (with less than $750,000 in assets, compared with the next smallest fund at over $2 million). In light of the higher fees that your fund will likely have to bear at its current small size, it will become more difficult to achieve your fund's investment objectives. The Merger should increase the size of the Intermediate Income Fund, thereby accomplishing certain economies of scale and eliminating duplications.

Limitations on investment opportunities for your fund.

The small size of your fund also prevents us from purchasing or selling securities for the fund at the more favorable prices that can sometimes be obtained when trading in larger blocks of securities.

The independent Trustees retained independent counsel to advise them with respect to their fiduciary duties in connection with approval of the proposed Merger.

In light of these unique circumstances, your trustees decided to combine these two funds and create a single new fund to be known as the Intermediate Income Fund.

Comparison of Differences Between Your Fund and the Intermediate Income Fund

The Intermediate Income Fund will be a restructured series of Mosaic Income Trust. As a result, like all Mosaic Income Trust funds, we will continue to seek to provide you monthly dividends by investing in bonds and other debt securities. However, the Intermediate Income Fund will differ from your current fund in two ways: (1) it will have different investment objectives and policies and (2) it will have different expenses. All other matters (investment advisor, distributor, investment and redemption procedures, exchange and checking privileges, pricing methods and all shareholder services) will be identical to those you have now.

1. New Investment Objectives and Policies

Objectives

The Bond Fund's primary objective is to receive income from bonds and to distribute that income to investors as dividends. It has a secondary objective of seeking capital preservation.

The objective of the Intermediate Income Fund will be to receive income from bonds and to distribute that income to investors as dividends.

What is the difference? The Intermediate Income Fund will not make seeking capital preservation an investment objective. Rather, the Intermediate Income Fund's single objective will allow for an expanded range in seeking higher yields and total returns.

Policies

  Quality

The Bond Fund invests only in investment grade securities. By comparison, the Intermediate Income Fund may invest up to 35% of its assets in bonds rated below "investment grade." The Intermediate Income Fund may hold bonds rated BB or B by nationally recognized statistical rating organizations. The Trustees authorized this flexibility in order to help the Intermediate Income Fund provide a better yield, especially during periods of low interest rates such as we are now experiencing.

However, the Intermediate Income Fund will be required to invest at least 65% of its assets in investment grade bonds. As a result, we intend it to be a general intermediate term bond fund with the flexibility to invest a limited percentage of its assets in higher yielding bonds.

The risks involved with bonds that are below investment grade are described below under "Comparison of Risks Between Your Fund and the Intermediate Income Fund" and again in the risk discussions in the "Information About the Intermediate Income Fund" beginning on page 12.
  Maturity

Like your current Bond Fund, the Intermediate Income Fund's investment policies will be to invest in securities with an average maturity of 10 years or less, thereby acting to help preserve capital. Generally, the shorter the maturity of a bond, the less the fluctuation in the bond's price in response to changing interest rates.

  Diversification

Like your current Bond Fund, the Intermediate Income Fund will invest in a broad range of corporate debt securities and obligations of the U.S. Government and its agencies. There are no restrictions or limitations on the percentage either fund will invest in any of these types of securities.

2. Fees and Expenses

Total Expense Ratio

As of the end of your fund's most recent fiscal year, its total annual expense ratio was 1.11%. The Intermediate Income Fund's total annual expense ratio has been approved by the Trustees to be 1.08%.

Although the total expense ratio for the Intermediate Income Fund will be lower than that for your fund, you should understand that expenses for both funds is divided between management fees and all other operational and administrative expenses ("other expenses"). The lower total expense ratio will be achieved because other expenses will be 0.45% -- much lower than the

0.61% your fund is currently paying. However, the management fee of the Intermediate Income Fund is 0.625% compared with the current management fee of your fund at 0.50%. Total expenses will be in line with other funds in Mosaic Income Trust.

How Will the Transaction Be Accomplished?

The Trustees approved an Agreement and Plan of Merger (the "Plan") that describes the technical details of how the two funds will merge. (You can receive a copy of the Plan at no cost by calling us at 888-670-3600.) The Plan provides for substantially all of the assets and liabilities of your fund to be acquired by the Intermediate Income Fund in exchange for shares of the Intermediate Income Fund (the transaction is referred to as the "Merger"). Following the Merger, shares of the Intermediate Income Fund will be distributed to the then-existing shareholders of your fund.

The Merger is being structured as a tax-free reorganization for federal income tax purposes. This means that if the Merger is approved, you should not incur any tax consequences from the transaction. Your tax basis in your Bond Fund shares should carryover to your Intermediate Income Fund shares.

Comparison of Risks

Except for the Intermediate Income Fund's policy of permitting an investment in bonds rated as low as B, the principal risk factors of investing in the Intermediate Income Fund will be generally the same as those of your fund.

Specifically, the risks are:

Interest Rate Risk: When interest rates or general demand for fixed-income securities change, the value of these bonds change. Bonds can lose value when there is a rise in interest rates.

Call Risk: If a bond issuer "calls" a bond (pays it off at a specified price before it matures), the affected fund would have to reinvest the proceeds at a lower interest rate. It may also experience loss if the bond is called at a price lower than what we paid for it.

Tax-Related Risk: You can receive a taxable distribution of capital gain. You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

New Risks

The credit risk for the Intermediate Income Fund will be greater than that of the Bond Fund. This is because your fund invests 100% of its assets in investment grade bonds. By comparison, the Intermediate Income Fund will be required to invest at least 65% of its assets in investment grade bonds. Of course, since this 65% policy is a minimum, the Intermediate Income Fund may invest up to 100% of its assets in investment grade bonds. However, the Intermediate Income Fund will give us the flexibility to invest up to 35% of its assets in bonds rated as low as B. If the rating of any bond the Intermediate Income Fund holds drops below B, we will take steps to dispose of the security as soon as practical.

You should understand the risks associated with the type of high yield bonds the Intermediate Income Fund may own:

  The high yield bond market is relatively young so it is difficult to identify trends regarding these types of bonds.
  Prices of high yield bonds may be less sensitive to interest rates than other bonds, but more sensitive to adverse economic changes or individual corporate developments.
  High yield bond values are very sensitive to market expectations about the credit worthiness of the issuing companies.
  There may be "thin" trading of these bonds during times of market distress.
  Interest income may be recognized as taxable even though payment of such interest is not received in cash.
  Changes in credit ratings by the major credit rating agencies may lag changes in the credit worthiness of the issuer.

Other Risk and Reward Considerations

One risk particular to your fund is less applicable to the Intermediate Income Fund. This risk is related to the Mosaic Bond Fund's objective of capital preservation. In pursuit of this objective, your managers may shorten portfolio maturity until they perceive that a period of market volatility has passed. This may cause the Mosaic Bond Fund to underperform the general bond market during particular periods and may generate greater capital gains potential. With Intermediate Term Bond, such defensive actions are expected to be less likely, and any drastic changes of this sort would only occur as an unusual temporary measure rather than as a matter of fund objective.

The most important change from a fund management perspective is the loosening of restrictions on management. Specifically, investors who have a primary interest in yield will potentially benefit from the freer hand their managers will have in purchasing higher yielding bonds. As previously noted, there are a number of likely benefits to being in a fund with the greater assets that will be available following the merger.

Information About the Transaction

Summary of Terms of the Plan

You are asked to approve the transfer of substantially all of the assets and liabilities of the Mosaic Bond Fund series of the Trust in exchange for shares of the Intermediate Income Fund, a restructured existing series of the Trust. The Plan also calls for the Trust to distribute shares of the Intermediate Income Fund series to the shareholders of your fund. (The transaction is referred to in this document as the "Merger.")

As provided in the Plan, shareholders will not pay any of the expenses involved in accomplishing the Merger. Any expenses will be paid by the advisors to the Trust.

At or prior to the Merger, the Plan provides that your fund will declare a dividend and distribution. This distribution, together with all previous distributions, will have the effect of distributing to your fund's shareholders: (1) all of the fund's investment company taxable income for the taxable year ending on or prior to the day of the Merger; and (2) all of its net capital gains realized in all taxable years ending on or prior to that day (after reductions for any capital loss carryforward).

The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by your fund's shareholders and receipt of an opinion of counsel regarding the Federal income tax consequences of the Merger. The Plan can be terminated at any time prior to the Merger.

If the Merger is not approved by your fund's shareholders, the Trustees will continue to operate your fund under its existing arrangements. However, due to its small size, if the Merger is not approved, we will likely reexamine the level of expenses your fund must pay upon expiration of the Trust's current services agreement in July 1999.

Description of Securities to be Issued

As a result of the Merger, each shareholder of record of Mosaic Bond Fund will become the record holder of that number of full and fractional shares of the Intermediate Income Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of your fund. These calculations are made in accordance with the Plan as of the close of business on the date that your Bond Fund assets are exchanged for shares of the Intermediate Income Fund.

Since both your fund and the Intermediate Income Fund are series of Mosaic Income Trust, there are no material differences between the rights of shareholders of your fund and the rights of shareholders of the Intermediate Income Fund.

Reasons for the Merger

Your trustees, including the trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have concluded that it is in the best interests of both funds for the Merger to take place. The Trustees have concluded that the interests of the Trust's shareholders will not be diluted as a result of the transactions contemplated by the Merger. Therefore, they have submitted the Merger for the approval by you.

Why have your trustees reached these conclusions?

Consolidation of Funds within Mosaic. Since the launch of Mosaic funds in June 1997, the funds' advisor has sought to utilize management expertise and maximize shareholder value across the fund family. The realignment and merger of funds has been a natural consequence of this effort.

Small size of your fund. Mosaic Bond Fund is the smallest of all the Mosaic funds (with less than $750,000 in assets, compared with the next smallest Mosaic Fund with over $2 million). As a result, the Trustees recognized that its transfer agent, administrative and other expenses must increase substantially at the expiration of its current services agreement in July 1999. In light of the higher fees that your fund will likely have to bear at its current small size, it will become more difficult to achieve your fund's investment objectives. The Merger should increase the size of the Intermediate Income Fund, thereby accomplishing certain economies of scale while at the same time eliminating duplicative administrative expenses that are incurred with the operation of two distinct funds.

Limitations on investment opportunities for your fund. The small size of your fund also prevents us from purchasing or selling securities for the fund at the more favorable prices that can sometimes be obtained when trading in larger blocks of securities. As the fund continues to diminish in size, this limitation will also adversely affect your fund's ability to achieve its investment objectives.

The independent Trustees retained independent counsel to advise them with respect to their fiduciary duties in connection with approval of the proposed Merger.

Tax Consequences.

Before the Merger happens, the Trust will receive an opinion of counsel that the Merger has been structured so that no gain or loss will be recognized by your fund or it shareholders for federal income tax purposes as a result of the receipt of shares of the Intermediate Income Fund in the Merger. The holding period and aggregate tax basis of shares of the Intermediate Income Fund that are received by the your fund's shareholders will be the same as the holding period and aggregate tax basis of shares of your Fund previously held by your Fund's shareholders (provided, of course, that shares of your fund are held as capital assets). In addition, the holding period and tax basis of the assets of your fund in the hands of the Intermediate Income Fund as a result of the Merger will be the same as in the hands of your Fund immediately prior to the Merger.

The Merger is being structured to meet the requirements of Internal Revenue Code Section 368(a)(1)(C) for tax-free exchanges.

Capitalization

The following table shows the capitalization as of December 31, 1998 of your fund and the Intermediate Income Fund individually and on a pro forma combined basis as of that date, giving effect to the proposed acquisition of your fund's net assets at market value:

                            Mosaic           Mosaic High Intermediate Income
                            Bond Fund    Yield Fund            Fund (Pro Forma for Merger)

Net Assets   $823,528        $6,154,306             $6,977,834
Net Asset Value
per share   $21.21          $6.92                  $6.92

Shares
outstanding 38,819          888,809                1,007,816

Portfolio Realignment Consequences

We must make significant changes to the investment portfolio of the High Yield Fund as we restructure it to become the Intermediate Income Fund. Specifically, we will sell (1) all securities rated below B and (2) all remaining securities rated below investment grade to the extent they would exceed 35% of the fund's assets on July 1, 1999. This restructuring will cause the fund to recognize tax gain or loss on the securities we sell. Currently, this fund has substantial capital loss carryovers, so we do not believe that the restructuring we perform will result in any unusual capital gain distributions. Of course, to the extent we must use some of the fund's capital loss carryovers to offset any gains realized, this will reduce the overall capital losses available to offset any future year gains.

We anticipate completing restructuring contemporaneously with the Merger so that the performance of the Intermediate Income Fund should not be affected.

We do not believe that we will need to restructure the Bond Fund prior to the Merger if the Merger is approved.

Information About the Intermediate Income Fund

Although the following discussion is written in the present tense for ease of understanding, you should be aware that the Intermediate Income Fund is not intended to become effective until July 1, 1999.

Risk/Return Summary: Investments, Risks and Performance

Fund Investment Objectives/Goals

The objective of the Intermediate Income Fund is to receive income from bonds and to distribute that income to its investors as dividends.

Principal Investment Strategies of the Intermediate Income Fund

The Intermediate Income Fund seeks to achieve its objectives through diversified investment in bonds and other debt securities. It invests in a broad range of corporate debt securities and obligations of the U.S. Government and its agencies. It invests at least 65% of its assets in bonds with the total portfolio having an average dollar weighted maturity of ten years or less. Also, at least 65% of the fund will be invested in investment grade bonds. Finally, up to 35% of the fund may be invested in securities rated as low as B, including those commonly referred to as "high yield" or "junk" bonds.

Principal Risks of Investing in the Intermediate Income Fund

Interest Rate Risk

The share price of the Intermediate Income Fund reflects the value of the bonds it holds. When interest rates or general demand for fixed-income securities change, the value of these bonds change. If the value of these bonds falls, the share price of the fund will go down. If it falls below the price you paid for your shares, you could lose money when you redeem your shares.

What might cause bonds to lose value? One reason might be a rise in interest rates. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.

Call Risk

If a bond issuer "calls" a bond (pays it off at a specified price before it matures), the affected fund would have to reinvest the proceeds at a lower interest rate. It may also experience loss if the bond is called at a price lower than what we paid for it.

Tax-Related Risk

You can receive a taxable distribution of capital gain. You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

High Yield Bond Risk

Since the Intermediate Income Fund may invest up to 35% of its assets in bonds rated below investment grade, you should understand the risks of such bonds:

  The Youth and Growth of the High Yield Bond Market. The high yield bond market is relatively young and supply is limited.
  Sensitivity to Interest Rates and Economic Changes. Prices of high yield bonds may be less sensitive to interest rate than other bonds, but more sensitive to adverse economic changes or individual corporate developments.
  Market Expectations. High yield bond values are very sensitive to market expectations about the credit worthiness of the issuing companies.
  Liquidity and Valuation. There may be "thin" trading during times of market distress.
  Taxation. Interest income may be recognized as taxable even though payment of such interest is not received in cash.
  Credit Ratings. Changes in credit ratings by the major credit rating agencies may lag changes in the credit worthiness of the issuer.

Risk/Return Bar Chart and Performance Table

Risk/Return Bar Charts and comparative performance tables for Mosaic Income Trust's High Yield Fund and Bond Fund are contained in pages 5 and 6 of the Mosaic Income Trust prospectus dated April 30, 1999 enclosed with this document and incorporated by reference. You should refer to it for historical performance information.

Fees and Expenses of the Intermediate Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Income Fund.

Shareholder Fees (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)    None
   Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)    None
   Redemption Fee            None
   Exchange Fee             None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

     Management Fees                      0.63%
     Distribution (12b-1) Fees            None
     Other expenses                       0.45%
     Total Annual Fund Operating Expenses               1.08%

Example: This Example is intended to help you compare the cost of investing in the Intermediate Income Fund with the cost of investing in other mutual funds. For simplicity, fee and expense percentages above are rounded to two decimal places.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year 3 Years 5 Years 10 Years

Intermediate Income Fund $110 $343 $595 $1,317

Additional fees and transaction charges described in Mosaic's "Guide to Doing Business," if applicable, will increase the level of expenses that can be incurred. (For example, fees are charged for certain wire transfers, stop payments on checks and bounced investment checks). In addition, if you purchase or redeem shares in the Trust through a securities broker you may be charged a transaction fee by the broker for handling of the transaction. The Trust does not receive these fees. You can engage in any transaction directly with the Trust to avoid such charges.

Investment Objectives

The Intermediate Income Fund's investment objective is to receive income from bonds and other debt securities and to distribute that income to its investors as monthly dividends.

There can be no assurance that the objective of the fund will be achieved.

Although the investment objective of the fund may be changed without shareholder approval, shareholders will be notified in writing prior to any material change.

Implementation of Investment Objectives

General Selection Criteria

We select bonds for the Intermediate Income Fund that we believe provide the best combination of yield (the interest rate the bond pays in relation to its price), credit risk and diversification. To a lesser extent, we also consider whether a particular bond may increase in value from its price at the time of purchase.

Temporary Defensive Position

We reserve the right to invest a portion of the fund's total assets in short-term debt securities (those with maturities of one year or less) and to maintain a portion of fund assets in cash. However, we do not intend to hold more than 35 percent of the fund in such investments unless we determine that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100 percent of the fund may be so invested. To the extent that the fund is so invested, it is not invested in accordance with policies designed to achieve its stated investment objective.

Short-term investments may include certificates of deposit, commercial paper and repurchase agreements. We might hold substantial cash reserves in seeking to reduce a fund's exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.

Selection

The Intermediate Income Fund seeks to achieve its objectives by investing in corporate debt securities, obligations of the U.S. Government and its agencies and instrumentalities and money market instruments.

The percentage of the Intermediate Income Fund's assets that we may invest at any particular time in a particular type of securities and the average weighted maturity of the total portfolio (never more than 10 years) will depend on our judgment regarding the risks in the general market. We monitor many factors affecting the market outlook, including economic, monetary and interest rate trends, market momentum, institutional psychology and historical similarities to current conditions.

Corporate Debt Securities. We will primarily buy corporate debt securities accorded one of the four highest quality ratings by Standard & Poor's or Moody's or, if unrated, judged by the Advisor to be of comparable quality. These are generally referred to as "investment grade" securities and are rated AAA, AA, A and BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's.

Although all of the corporate debt securities we hold in the fund may be investment grade at any time, we may also invest up to 35% of the Intermediate Income Fund's assets in lower grade corporate debt securities, commonly known as "high yield" or "junk" bonds. The lowest-grade securities we will purchase for this fund are those rated "B". We will only invest in lower-grade securities when we believe that the creditworthiness of the issuer is stable or improving, and when the potential return of investing in such securities justifies the higher level of risk.

Although the fund may invest in securities with ratings as low as "B", we follow certain policies intended to lessen some of the risks associated with investment in such securities. Included among such policies are the following:

  bonds acquired at the time of their initial public offering must be rated at least "B" by either Standard & Poor's Corporation or Moody's Investors Services, Inc.;
  bonds rated "BB" or "Ba" or lower must have more than one market maker at the time of acquisition;
  we do not purchase unrated bonds issued by an unrated company, privately placed bonds or bonds of issuers in bankruptcy;
  we do not purchase zero coupon bonds or bonds having interest paid in the form of additional securities (commonly called "payment-in-kind" or "PIK" bonds) if immediately after the investment more than 15 percent of the value of the fund would be invested in such bonds; and
  we will sell, as soon as practical, any security owned by the Intermediate Income Fund that is downgraded below B.

We apply our investment selection criteria at the time an investment is made. Except as described in item 5 above, we might not sell a bond because of an adverse change in the quality rating or other characteristics because in our view the change may be temporary, or the impact of such change is often already reflected in market price before the bond can be sold.

U.S. Government Securities. We may also buy Government Securities for the Intermediate Income Fund. These include a variety of securities issued or guaranteed by the U.S. Treasury and various agencies of the federal government. They also include various instrumentalities that were established or sponsored by the U.S. Government and certain interests in these types of securities.

Treasury securities include notes, bills and bonds. Obligations of the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Banks, the Federal Farm Credit System, Freddie Mac, Fannie Mae, the Small Business Association and the Student Loan Marketing Association are also considered to be U.S. Government securities.

Except for Treasury securities, these obligations may or may not be backed by the "full faith and credit" of the United States. Government agency obligations are generally guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government.

Money Market Securities. Finally, we may invest in money market securities. Money market securities are subject to the limitation that they mature within one year of the date of their purchase. These include:

  commercial paper (including variable rate master demand notes) rated at least A-2 by Standard and Poor's Corporation or Prime-2 by Moody's, or if not so rated, issued by a corporation which has outstanding debt obligations rated at least in the top two ratings by Standard and Poor's and Moody's;
  debt obligations (other than commercial paper) of corporate issuers which obligations are rated at least AA by Standard or Poor's or Aa by Moody's; and
  short-term obligations of or guaranteed by the U.S. government, its agencies or instrumentalities.

Maturity

We will normally invest the Intermediate Income Fund so that the fund has an average dollar weighted maturity of 10 years or less. If we believe that market risks are high and bond prices in general are vulnerable to decline, we may take certain temporary defensive actions such as reducing the average maturity of the fund's holdings and increasing its cash reserves. We do not, however, intend to engage in extensive short-term trading.

Portfolio Trading Activity - Taxable Capital Gains Potential

We may alter the composition of the fund with regard to quality and maturity and we may sell securities prior to maturity. Under normal circumstances, however, turnover for the fund is generally not expected to exceed 100%.

Sales of fund securities may result in capital gains. This can occur any time we sell a bond at a price that was higher than the price we paid for it, even if we do not engage in active or frequent trading.

Under normal circumstances, we will not engage in active or frequent trading of bonds. However, it is possible that we will determine that market conditions require a significant change to the composition of the fund's portfolio. (For example, if interest rates rise or fall significantly, we may attempt to sell bonds before they lose much value.) Also, if the fund experiences large swings in shareholder purchases and redemptions, we may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the fund could make a taxable capital gain distribution.

Management

The Advisor

We are Madison Mosaic, LLC (of the same address as the Trust), a wholly-owned subsidiary of Madison Investment Advisors, Inc., 6411 Mineral Point Road, Madison, Wisconsin ("Madison"). We manage approximately $200 million in the Mosaic family of mutual funds, which includes stock, bond and money market portfolios. Madison, a registered investment advisory firm for over 24 years, provides professional portfolio management services to a number of clients and has approximately $3.8 billion under management. We share investment management personnel with Madison.

We are responsible for the day-to-day administration of the Trust's activities. Investment decisions regarding each of the Trust's funds can be influenced in various manners by a number of individuals.

Generally, all decisions regarding a fund's average maturity, duration and investment considerations concerning interest rate and market risk are the primary responsibility of Madison's investment policy committee. The investment policy committee is made up of the top officers and managers of Madison.

The decisions reached by the investment policy committee are carried out on a day-to-day basis by a team of portfolio management officers of Madison. This "fixed-income portfolio management team" selects individual bonds and performs other management functions for all of the Trust's funds. The team performs the same type of activities for Madison's individual clients.

Compensation

Advisory Fee. We receive a fee for our services under our Investment Advisory Agreement with the Trust. For the last fiscal year of the Trust, the fee was calculated as 5/8% of average daily net assets.

Administrative and Services Fee. Under a separate Services Agreement with the Trust, we provide or arrange for each fund to have all other operational and other support services it needs. We receive a fee calculated as a percentage of the average daily net assets of each fund for these services. This fee is to be set at 0.45% effective as of the date of the Merger.

Managing for the Year 2000

We are monitoring developments as they relate to the so-called "Millennium Bug": the computer problem that may cause errors when the calendar reaches January 1, 2000. The Millennium Bug may cause disruption in securities and other markets that affect the national and global economy.

At Mosaic Funds, we are taking appropriate measures to help ensure that the Millennium Bug does not interrupt our own portfolio and shareholder accounting or our fund management operations. For example, we requested and received written assurances of Year 2000 compliance from the mission critical companies we use to manage fund records and information. Also, we plan to test all our systems before the end of 1999 to help ensure that our operations will not be compromised by the Millenium Bug.

Pricing of Fund Shares

The price of each fund share is based on its net asset value (or "NAV"). This equals the total daily value of the respective fund's assets, minus its expenses and liabilities, divided by the total number of outstanding shares. Each fund's NAV is calculated at the close of the New York Stock Exchange each day it is open for trading.

We use the market value of the securities in each fund in order to determine NAV. We obtain the market value from one or more established pricing services.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is received in proper form. This may be higher, lower or the same as the NAV from the previous day.

Dividends and Distributions

The fund's net income is declared as dividends each business day. Dividends are paid in the form of additional shares credited to your account at the end of each calendar month, unless you elect in writing to receive a monthly dividend check or payments by electronic funds transfer. Any net realized capital gains would be distributed at least annually. (Please refer to Mosaic's "Guide to Doing Business" for more information about dividend distribution options.)

Taxes

Federal Tax Considerations

The Intermediate Income Fund will distribute to shareholders 100% of its net income and net capital gains, if any.

Dividends and any capital gain distributions will be taxable to you. In January each year, the Trust will send you an annual notice of dividends and other distributions paid during the prior year. Capital gains distributions can be taxed at different rates depending on the length of time the securities were held.

Because the share price fluctuates for each fund, every time you redeem shares in such funds, you will create a capital gain or loss that has tax consequences. It is your responsibility to calculate the cost basis of shares purchased. You must retain all statements received from the Trust to maintain accurate records of your investments.

An exchange of any fund's shares for shares of another fund will be treated as a sale of the fund's shares. As a result, any gain on the transaction may be subject to federal, state or local income tax.

If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 31% of dividends, any capital gain distributions and redemptions. Any fine assessed against the Trust that results from your failure to provide a valid social security or tax identification number will be charged to your account.

State Tax Considerations

In most states, the dividends and any capital gains you receive will be subject to any state income tax.

Financial Highlights

The Intermediate Income Fund will adopt its investment objectives and policies on the date of the Merger. The financial highlights information for its predecessor, Mosaic High Yield Fund, are incorporated herein by reference to the audited Mosaic Income Trust Annual Report dated December 31, 1998. The report accompanies this document for your information.

Additional Information

Mosaic Income Trust has a Statement of Additional Information that includes additional information about each Mosaic Income Trust Fund. Additional information about each fund's investments is available in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Trust's funds during their last fiscal year. The Statement of Additional Information and the Trust's annual and semi-annual reports are available without charge by calling the Trust at the shareholder service phone number. They are incorporated into this document by reference.

Information on how to purchase and sell shares in any Mosaic Fund is provided in a separate brochure entitled, "Guide to Doing Business." Mosaic's "Guide to Doing Business" is incorporated by reference into this document.

You can review and copy information about Mosaic Income Trust at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. The SEC maintains a Worldwide Web site that contains reports, proxy information statements and other information regarding the Trust at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, DC 20549-6009.

You can inspect and copy information about Mosaic Income Trust at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

Telephone Numbers

Shareholder Service

Washington, DC area: 703 528-6500

Toll-free nationwide: 888 670-3600

Mosaic Tiles (24 hour automated information)

Toll-free nationwide: 800 336-3063

Mosaic Funds, 1655 Fort Myer Drive, 10th Floor, Arlington, Virginia 22209-3108

Information About Your Fund

A complete copy of Mosaic Income Trust's prospectus dated April 30, 1999 is enclosed with this document for your review. It is incorporated herein by reference. Please refer to it for information regarding your fund.

Voting Information

Who is requesting your proxy?

This document is furnished in connection with a solicitation of proxies by the Board of Trustees of Mosaic Income Trust with respect to your fund, the Mosaic Bond Fund series of the Trust. The proxies will be used at the Special Meeting of Shareholders of your fund, to be held at our offices at 1655 Ft. Myer Drive, Suite 1000, Arlington, Virginia, on Monday, June 28, 1999, at

12:00 noon and at any adjournments of the meeting.

Although your Trustees are soliciting your proxy vote, when the prospectus speaks about "we" or "us", it refers to your fund's manager, Madison Mosaic.

Who will receive this solicitation?

This document, along with a Notice of the Meeting and a proxy card, will be mailed to shareholders on or about June 1, 1999. (We may send follow-up copies by overnight delivery or facsimile.) Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any of its adjournments. The holders of a majority of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

How will your proxy be voted?

If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the named proxies will vote the shares represented by the proxy in accordance with the instructions marked.

Unmarked proxies will be voted FOR the proposed Merger and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Since shares represented by "broker non-votes" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against the Merger.

Can a proxy be revoked?

A proxy may be revoked at any time before the Meeting by written notice to the Secretary of the Trust, 1655 Ft. Myer Drive, Suite 1000, Arlington, Virginia 22209 (800-368-3195) or by appearing at the meeting in person. Unless revoked, all valid proxies will be voted as specified by you or, if you do not make any specifications, for approval of the Plan and the Merger.

Will anyone solicit proxies?

As the meeting date nears, our shareholder service representatives (and other employees of our company located at our offices in Virginia or Wisconsin) may contact you by telephone to encourage you to complete and return your proxy or to determine if you will be attending the Meeting. No one will be compensated for doing so.

Who is paying for this proxy solicitation?

We are bearing all expenses of this proxy solicitation. Neither the Trust nor its shareholders will pay any proxy solicitation costs.

What vote is required to approve the Merger?

Approval of the Merger will require the affirmative vote of more than 50% of the outstanding voting securities of your fund. Fractional shares outstanding are entitled to a proportionate share of one vote.

In the event that sufficient votes to approve the Plan are not received by June 28, 1999, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder who objects to the proposed transaction will not be entitled under either Massachusetts law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, you should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Merger is consummated, you will be free to redeem the shares of the Intermediate Income Fund that you receive in the transaction at their then-current net asset value. Shares of your fund may be redeemed at any time prior to the consummation of the Merger. You may wish to consult your tax advisor as to any differing consequences of redeeming your fund shares prior to the Merger or exchanging such shares in the Merger.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Trust whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

The votes of any current shareholders of the Intermediate Income Fund (or its predecessor, the High Yield Fund) are not being solicited and are not required to carry out the Merger.

The Board of Trustees, including the "non-interested" Trustees, recommends approval of the Merger, and any unmarked proxies without instructions to the contrary will be voted in favor of approval of the merger.

What is the record date and number of outstanding shares?

As of April 30, 1999, (the "Record Date"), there were 36,081.882 outstanding shares of beneficial interest of Mosaic Income Trust's Mosaic Bond Fund series.

Controlling Shareholders, Large Shareholders and Holdings of Trustees and Officers of the Trust

No one entity is considered to control either your fund or the Intermediate Income Fund.

The following own 5% or more of your fund or the Intermediate Income Fund (the High Yield Fund) as of the Record Date:

For the High Yield Fund: Charles Schwab & Co for the benefit of customers, 101 Montgomery Street, San Francisco, CA (7%)

For your fund: Donald L. McConaghy, 505 16th St., Baraboo, WI (13%), Madison Investment Advisors, Inc., 6411 Mineral Point Road, Madison, WI (10%), Peter De Cicco, 2000 N. Court St., #AF, Fairfield, IA (9%) and Star Bank, Trustee for Mary Ann Arsenault, 28629 Sunnydate St, Livonia, MI (6%).

As of the Record Date, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of the Intermediate Income Fund and less than 5% of your fund.

June 1, 1999

Mosaic Income Trust - Proxy Card

Special Meeting of Shareholders -- June 28, 1999

This proxy is solicited on behalf of the Trustees of Mosaic Income Trust with respect to its Mosaic Bond Fund series of shares. The undersigned hereby appoints Frank E. Burgess, Katherine L. Frank and Julia M. Nelson, and each of them separately, proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below at the Special Meeting of Shareholders of the above referenced fund (the "Fund") to be held on Monday, June 28, 1999 at 1655 Ft. Myer Drive, Suite 1000, Arlington, Virginia 22209 at 12:00 noon Eastern time, and at any adjournments thereof (the "Meeting"), all of the shares of the Fund which the undersigned would be entitled to vote if the undersigned were personally present.

Every shareholder's vote is important! Vote this Proxy Card today!

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder whose name is signed herein. If you sign, date and return this proxy card but give no voting instructions, your shares will be voted for each proposal.

To vote, mark blocks below in blue or black ink as follows [x]

1. To approve the proposed Agreement and Plan of Merger into Mosaic Income Trust's High Yield Fund (to be thereafter known as the Intermediate Income Fund).

[ ] YES [ ] NO [ ] ABSTAIN

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

[ ] YES [ ] NO [ ] ABSTAIN

These items are discussed in greater detail in the attached Prospectus. The Board of Directors of Mosaic Income Trust (Bond Fund series) fixed the close of business on April 30, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

If you attend the meeting, you may vote your shares in person. Please complete, sign, date and return this proxy card in the enclosed envelope, which needs no postage if mailed in the United States, if you do not expect to attend the meeting.

Note: Please sign exactly as name appears on this card. All joint owners should sign. When signing as an executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in partnership name.

_____________________________________ Date: June ______, 1999

Signature

Record date shares #######.###

Account Number 038-###########

Registration #############################, ##############################,

############################, ############################################

STATEMENT OF ADDITIONAL INFORMATION
Dated June 1, 1999

Acquisition of the Assets of
Mosaic Income Trust Mosaic Bond Fund
By and in Exchange for Shares of
Mosaic Income Trust Intermediate Income Fund
1655 Ft. Myer Drive, Suite 1000
Arlington, Virginia 22209
1-888-670-3600

This Statement of Additional Information, relating specifically to the proposed transfer of the assets of the Mosaic Bond Fund series of Mosaic Income Trust in exchange for shares of the newly named Intermediate Income Fund series of the Trust (the "Merger") is not a prospectus. A Prospectus dated June 1, 1999 relating to the above-referenced matter may be obtained from Mosaic Income Trust at the address and phone number above. This Statement of Additional Information relates to and should be read in conjunction with such Prospectus.

This Statement of Additional Information incorporates by reference the following documents, a copy of each of which accompanies this Statement of Additional Information:

1. The Prospectus of Mosaic Income Trust dated April 30, 1999.

2. The Statement of Additional Information of Mosaic Income Trust dated April 30, 1999.

3. The Annual Report of Mosaic Income Trust dated December 31, 1998.

The following information is provided with regard to the Intermediate Income Fund series of Mosaic Income Trust which is expected to become effective on July 1, 1999 (the date of the proposed Merger):

Table of Contents

TRUST HISTORY 2

DESCRIPTION OF THE TRUST ("Investment Objectives" and "Implementation of Investment Policies") 2

Classification 2

Investment Strategies and Risks 3

Fund Policies 8

Fundamental Policies 10

MANAGEMENT OF THE FUNDS ("Management")

Board of Trustees 12

Management Information 13

Compensation 14

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 15

INVESTMENT ADVISORY AND OTHER SERVICES ("Fees and

Expenses of the Funds" and "Management") 15

BROKERAGE ALLOCATION AND OTHER PRACTICES 19

CAPITAL STOCK AND OTHER SECURITIES 20

PURCHASE, REDEMPTION AND PRICING OF SHARES ("Guide to Doing Business," "Pricing of Fund Shares" and "Dividends and Distributions") 23

TAXATION OF THE TRUST ("Taxes") 28

CALCULATION OF PERFORMANCE DATA ("Risk/Return Summary") 29

FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION

("Financial Highlights") 31

APPENDIX - QUALITY RATINGS ("Implementation of Investment Policies") 31

FINANCIAL STATEMENTS 33

Note: The items appearing in parentheses above are cross references to sections in the Prospectus that correspond to the sections of this Statement of Additional Information.

Trust History

Mosaic Income Trust ("the Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. Its first two funds were the Government and Intermediate Income Funds. The Government Fund was originally known as the "A-Rated Fund". Before the date of its proposed Merger with Mosaic Bond Fund on July 1, 1999, the Intermediate Income Fund was a junk bond fund known as the High Yield Fund (and known as the Maximum Income Portfolio before May 12, 1997).

Throughout this Statement of Additional Information, we sometimes refer to the Trust or to the Funds when describing matters that affect both funds.

The Trust was originally known as GIT Income Trust. The Trust changed its name in May 1997. The name change followed the 1996 change in the Trust's advisor from Bankers Finance Investment Management Corp. to Madison Mosaic, LLC.

Description of the Trust

Classification

The Trust is a diversified open-end management investment company, commonly known as a mutual fund.

The Trust currently issues three series of shares: Government Fund shares, High Yield Fund shares (to be known as Intermediate Income Fund shares effective July 1, 1999) and Mosaic Bond Fund shares.

Investment Strategies and Risks

Government Fund shares represent interests in a portfolio of Government Securities. Intermediate Income Fund shares represent interests in a portfolio of high and medium-grade securities, with no more than 35% in lower-grade debt securities, rated not lower than B or of equivalent quality.

The investment objectives of the Funds are described in the Prospectus. You should also read the Prospectus for information about the Funds' principal investment strategies and risks.

Both of the Trust's Funds are subject to the same general investment policies. However, the maturities, quality ratings and types of issuers of the bonds and other debt instruments purchased will normally differ among the two funds as described in the Prospectus.

In addition to the principal investment strategies described in the Prospectus, the following describes additional investment strategies. Also discussed are the risks associated with such strategies that you should understand.

1. When-Issued Securities.

We may purchase and sell securities for the Funds on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions happen when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a date later than normal settlement.

For example, when we purchase newly issued bonds on a when-issued basis, payment and delivery may not take place for 15 to 45 days after we commit to the purchase.

Fluctuations in the value of securities we agreed to buy or sell on a when-issued basis may increase changes in a Fund's value. This is because the fluctuations in value must be added to changes in the values of securities actually held in the Fund during the same period.

When engaging in when-issued or delayed delivery transactions, we must rely on the seller or buyer to complete the transaction at the scheduled time. If the other party fails to do so, we might lose an opportunity for a more advantageous purchase or sale. If the transaction is completed, intervening changes in market conditions or the issuer's financial condition could make it less advantageous than investment alternatives available at the time of settlement.

While we will only commit to security purchases we intend to complete on behalf of the Trust, we may sell any securities purchase contracts before settlement of the transaction. If this occurs, the Trust could realize a gain or loss despite the fact that the original transaction was never completed.

When fixed yield contracts are made to purchase when-issued securities, we will take certain actions to protect the Trust. We will maintain in a segregated account a combination of designated liquid investments and cash sufficient in value to provide adequate funds to complete the scheduled purchase.

2. Securities with Variable Interest Rates.

Some of the securities we purchase may carry variable interest rates. Securities with variable interest rates normally are adjusted periodically to pay an interest rate that is a fixed percentage of some base rate, such as the "prime" interest rate of a specified bank. The rate adjustments may be specified either to occur on fixed dates, such as the beginning of each calendar month, or to occur whenever the base rate changes.

Certain of these variable rate securities may be payable by the issuer upon demand of the holder, generally within seven days of the date of demand. Others may have a fixed stated maturity with no demand feature. Variable rate securities may offer higher yields than are available from shorter-term securities. When interest rates generally are falling, the yields of variable rate securities will tend to fall. Likewise, when rates are generally rising, variable rate yields will tend to rise.

What are other risks of some variable rate securities? Variable rate securities may not always be rated and may not have a readily available secondary market. Our ability to obtain payment after the exercise of demand rights could be adversely affected by subsequent events prior to repayment of the investment at par. We will monitor on an ongoing basis the revenues and liquidity of issuers of variable rate securities and the ability of such issuers to pay principal and interest pursuant to any demand feature.

3. Repurchase and Reverse Repurchase Agreement Transactions.

Repurchase Agreements. A repurchase agreement involves acquiring securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price.

Repurchase agreements are a highly flexible medium of investment. This is because they may be for very short periods, including maturities of only one day. Under the Investment Company Act of 1940, repurchase agreements are considered loans and the securities involved may be viewed as collateral.

If we invest in repurchase agreements, the Trust could be subject to the risk that the other party may not complete the scheduled repurchase. In that case, we would be left holding securities we did not expect to retain in the Trust. If those securities decline in price to a value of less than the amount due at the scheduled time of repurchase, then the Trust could suffer a loss of principal or interest.

In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Trust could encounter restrictions on the exercise of its rights under the repurchase agreement.

Reverse Repurchase Agreements. If a Fund requires cash to meet redemption requests and we determine that it would not be advantageous to sell portfolio securities to meet those requests, then we may sell the Fund's securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a "reverse repurchase agreement." It has the practical effect of constituting a loan to the Trust, the proceeds would be used to meet cash requirements for redemption requests.

During the period of any reverse repurchase agreement, the affected Fund would recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the Fund outright. If we engage in reverse repurchase agreement transactions for any Fund, we will take steps to protect the Fund. We will maintain in a segregated account a combination of designated liquid securities and cash that is sufficient in aggregate value to provide adequate funds to complete the repurchase.

5. Loans of Fund Securities.

In certain circumstances, we may be able to earn additional income for the Trust by loaning portfolio securities to a broker-dealer or financial institution. We may make such loans only if cash or US Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Trust by the borrower and maintained in a segregated account at full market value each business day.

During the term of any securities loan, the borrower must pay us all dividend and interest income earned on the loaned securities. At the same time, we will also be able to invest any cash portion of the collateral or otherwise charge a fee for making the loan, thereby increasing the Trust's overall potential return.

If we make a loan of securities, the Trust would be exposed to the possibility that the borrower of the securities might be unable to return them when required. This would leave the Trust with the collateral maintained against the loan. If the collateral were of insufficient value, the Trust could suffer a loss.

6. Financial Futures Contracts.

We may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities for the Trust. A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing a futures contract, we will obligate the Trust to make delivery of the security against payment of the agreed price.

We will use financial futures contracts only when we intend to take or make the required delivery of securities. However, if it is economically more advantageous to do so, we may acquire or sell the same securities in the open market instead and concurrently liquidate the corresponding futures position by entering into another futures transaction that precisely offsets the original futures position.

A financial futures contract for a purchase of securities is called a "long" position, while a financial futures contract for a sale of securities is called a "short" position. A short futures contract acts as a hedge against a decline in the value of an investment. This is because it locks in a future sale price for the securities specified for delivery against the contract. A long futures contract acts to protect against a possible decline in interest rates. Hedges may be implemented by futures transactions for either the securities held or for comparable securities that are expected to parallel the price movements of the securities being hedged.

Customarily, most futures contracts are liquidated prior to the required settlement date by disposing of the contract. This transaction may result in either a gain or loss. When part of a hedging transaction, this gain or loss is expected to offset corresponding losses or gains on the hedged securities.

We intend to use financial futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. A futures contract sale is intended to protect against an expected increase in interest rates and a futures contract purchase is intended to offset the impact of an interest rate decline. By means of futures transactions, we may arrange a future purchase or sale of securities under terms fixed at the time the futures contract is made.

The Trust will incur brokerage fees in connection with any futures transactions. Also, the Trust will be required to deposit and maintain cash or Government securities with brokers as margin to guarantee performance of its futures obligations. When purchasing securities by means of futures contracts, we take steps to protect the Trust. We will maintain in a segregated account (including brokerage accounts used to maintain the margin required by the contracts) a combination of liquid High Grade investments and cash that is sufficient in aggregate value to provide adequate funds to complete the purchase.

While we may use futures to reduce the risks of interest rate fluctuations, futures trading itself entails certain other risks. Thus, while the Trust may benefit from using financial futures contracts, unanticipated changes in interest rates may result in a poorer overall performance than if the Trust had not entered into any such contracts.

7. Foreign Securities. We may invest a portion of the Intermediate Income Fund's assets in securities of foreign issuers that are listed on a recognized domestic or foreign exchange.

Foreign investments involve certain special considerations not typically associated with domestic investments. Foreign investments may be denominated in foreign currencies and may require the Trust to hold temporary foreign currency bank deposits while transactions are completed. The Trust might benefit from favorable currency exchange rate changes, but it could also be affected adversely by changes in exchange rates. Other risks include currency control regulations and costs incurred when converting between various currencies. Furthermore, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting requirements applicable to domestic issuers, and there may be less publicly available information about such issuers.

In general, foreign securities markets have substantially less volume than comparable domestic markets and therefore foreign investments may be less liquid and more volatile in price than comparable domestic investments. Fixed commissions in foreign securities markets may result in higher commissions than for comparable domestic transactions, and foreign markets may be subject to less governmental supervision and regulation than their domestic counterparts.

Foreign securities transactions are subject to documentation and delayed settlement risks arising from difficulties in international communications. Moreover, foreign investments may be adversely affected by diplomatic, political, social or economic circumstances or events in other countries, including civil unrest, expropriation or nationalization, unanticipated taxes, economic controls, and acts of war. Individual foreign economies may also differ from the United States economy in such measures as growth, productivity, inflation, national resources and balance of payments position.

8. Maturities.

As used in this Statement of Additional Information and in the Prospectus, the term "effective maturity" may have a variety of meanings. (1) It may mean the actual stated maturity of the investment. (2) It may also mean the time between its scheduled interest rate adjustment dates (for variable rate securities). (3) Finally, it may mean the time between its purchase settlement and scheduled future resale settlement pursuant to a resale or optional resale under fixed terms arranged in connection with the purchase, whichever period is shorter.

A "stated maturity" means the time scheduled for final repayment of the entire principal amount of the investment under its terms. "Short-term" means a maturity of one year or less, while "long-term" means longer than one year.

9. Short-Term Investments.

The "short-term investments" we may buy for the Trust are limited to the following U.S. dollar denominated investments:

  U.S. Government securities;
  obligations of banks having total assets of $750 million or more;
  commercial paper having a quality rating appropriate to the respective Fund of the Trust; and
  repurchase agreements secured by any of the foregoing securities or long-term debt securities of the type in which the respective Fund could invest directly.

Bank obligations eligible as short-term investments are certificates of deposit ("CDs"), bankers acceptances ("BAs") and other obligations of banks having total assets of $750 million or more (including assets of affiliates). CDs are generally short-term interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time. Such CDs may be marketable or may be redeemable upon demand of the holder. Some redeemable CDs may have penalties for early withdrawal, while others may not. Federally insured bank deposits are presently limited to $100,000 of insurance per depositor per bank, so the interest or principal of CDs may not be fully insured if we purchase a CD greater than $100,000. BAs are time drafts drawn against a business, often an importer, and "accepted" by a bank, which agrees unconditionally to pay the draft on its maturity date. BAs are negotiable and trade in the secondary market.

We will not invest in non-transferable time deposits that have penalties for early withdrawal if such time deposits mature in more than seven calendar days, and such time deposits maturing in two business days to seven calendar days will be limited to 10% of the respective Fund's total assets.

"Commercial paper" describes the unsecured promissory notes issued by major corporations to finance short-term credit needs. Commercial paper is issued in maturities of nine months or less and usually on a discount basis. Commercial paper may be rated A-1, P-1, A-2, P-2, A-3 or P-3 (see "Quality Ratings" at the end of this Statement of Additional Information).

Fund Policies

1. Derivatives.

We may invest in financial futures contracts, repurchase agreements and reverse repurchase agreements (as described in the Investment Strategies and Risks section above). However, since assuming management of the Trust, we have not purchased financial futures contracts for the Trust or engaged in any reverse repurchase agreement transaction for the Trust.

It is our policy never to invest in any other type of so-called "derivative" securities (including, but not limited to, options on futures contracts, swaptions, caps, floors and other synthetic securities). The Trustees must provide advance approval for any deviation from this policy.

2. Bond Quality Classifications.

We expect that the preponderance of the Government Fund will be in High Grade securities.

We expect that the preponderance of the Intermediate Income Fund will be in High Grade securities with a portion of the fund in Medium and Low Grade securities to improve yields.

Government Fund

We only purchase "investment grade" securities for the Government Fund. Investment grade securities are those with the top four quality ratings given by nationally recognized statistical rating organizations for that type of security. (For example, a top rated long-term security will be rated AAA by Standard & Poor's Corporation while a top rated short-term security will be rated A-1 by Standard & Poor's.)

Investment grade securities can be further classified as either "High Grade" or "Medium Grade." As used in this Statement of Additional Information, "High Grade" securities include US Government securities and those municipal securities which are rated AAA, AA, A-1; SP-1 by Standard & Poor's Corporation; Aaa, Aa, P-1, MIG-1, MIG-2, VMIG-1; or VMIG-2 by Moody's Investors Service, Inc. "Medium Grade" municipal securities are those rated A, BBB, A-2, A-3, SP-2 or SP-3 by Standard & Poor's; A, Baa, P-2, P-3, MIG-3; or VMIG-3 by Moody's.

For unrated securities, we may make our own determinations of those investments we classify as "High Grade" or "Medium Grade," as a part of the exercise of our investment discretion. However, we make such determinations by reference to the rating criteria followed by recognized rating agencies (see the Quality Ratings Appendix at the end of this Statement of Additional Information). Our quality classification procedure is subject to review by the Trustees.

Within the established quality parameters, we are free to select investments for each Fund in any quality rating mix we deem appropriate. We will base the mix on our evaluation of the desirability of each investment in light of its relative yield and credit characteristics. Of course, it is unlikely that we will ever purchase anything but High Grade securities for the Government Fund due to the High Grade nature of Government securities.

Intermediate Income Fund.

At least 65% of the Intermediate Income Fund will always be invested in investment grade securities as described above for the Government Fund. Indeed, up to 100% of its assets may be so invested. However, the lowest rated securities we will purchase for the Intermediate Income Fund are those rated B. These are considered Low Grade obligations. They are generally deemed to lack desirable investment characteristics. There may be only small assurance of payment of interest and principal or adherence to the original terms of the issue over any long period.

To the extent investments selected have higher yields than alternative investments, they may be less liquid, have lower quality ratings and entail more risk that their value could fall than comparable investments with lower yields. To the extent we purchase lower-rated investments, the average credit quality of this fund will be reduced.

3. Securities Loans.

If we loan any Trust securities, it is our policy to have the option to terminate any loan at any time upon 7 days' notice to the borrower. The Trust may pay fees for the placement, administration and custody of securities loans, as appropriate.

4. Assets as Collateral.

We will not pledge, mortgage or hypothecate in excess of 10% of any Fund's net assets at market value.

5. Repurchase and Reverse Repurchase Agreements.

We require delivery of repurchase agreement collateral to the Trust's Custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, we require that such collateral be registered in the Custodian's name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, we could encounter restrictions on the exercise of the Trust's rights under the repurchase agreement. It is our policy to limit the financial institutions with which we engage in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Trustees.

Our current operating policy is not to engage in reverse repurchase agreements for any purpose, if reverse repurchase agreements in the aggregate would exceed five percent of a Fund's total assets.

6. Puts and Calls.

Our current policy is not to write call options, not to acquire put options (except in conjunction with a purchase of portfolio securities) and not to lend portfolio securities. If we change such policies, we will notify you of this policy change at least 30 days prior to its implementation and describe the new investment techniques to be employed.

7. Policy Review.

If, in the judgment of a majority of the Trustees of the Trust, it becomes inadvisable to continue any Trust or individual fund policy, then the Trustees may change any such policies without shareholder approval. Before any such changes are made, you must receive 30 days' written notice.

Except for the fundamental investment limitations placed upon the Trust's activities, the Trustees can review and change the other investment policies and techniques employed by the Trust. In the event of some policy changes, a change in the Trust's or a fund's name might be required. There can be no assurance that the Trust's present objectives will be achieved.

Fundamental Policies

The Trust has a number of limitations on its investment activities designated as "Fundamental Policies." These limitations are described below. By designating these policies as fundamental, we cannot change them without a majority vote of the Trust's shareholders.

1. Non-Income Producing Securities.

We will not purchase any securities that do not, at the time of purchase, provide income through interest or dividend payments (or equivalent income through a purchase price discount from par). This does not prevent us from purchasing or acquiring put options related to any such securities held. Also, any such securities may be purchased pursuant to repurchase agreements with financial institutions or securities dealers or may be purchased from any person, under terms and arrangements determined by the Trust, for future delivery.

2. Illiquid Investments.

With respect to any Fund, we will not invest in securities for which there is no readily available market if at the time of acquisition more than 10% of the Fund's net assets would be invested in such securities.

3. Restricted Investments.

We will not invest more than 5% of the value of the total assets of a Fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). We will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by a Fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.

4. Seasoned Issuers.

We will not purchase any security when the entity responsible for repayment has been in operation for less than three years if the purchase would result in more than 5% of the total assets of a Fund being invested in such security. This restriction does not apply to any security that has a government jurisdiction or instrumentality ultimately responsible for its repayment.

5. Industry Concentration.

In purchasing securities for any Fund (other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities), we will limit such investments so that not more than 25% of the assets of each Fund is invested in any one industry.

6. Financial Futures Contracts.

We will not purchase or sell futures contracts for any Fund if immediately afterward the sum of the amount of margin deposits of the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

7. Borrowing and Lending.

We will not obtain bank loans for any Fund except for extraordinary or emergency purposes. We will not borrow for the purpose of making investments except as described in the next paragraph.

We may enter into reverse repurchase agreements for any Fund in amounts up to 25% of the Fund's total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. We will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding one-third of total assets for any purpose.

We will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of a Fund's net assets taken at cost, and only for extraordinary or emergency purposes.

We will not loan more than two thirds of a Fund's securities (calculated as a percentage of gross assets). For any portfolio securities loaned, we will require the Fund to be provided collateral satisfactory to the Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.

8. Other Prohibited Activities.

  The Trust may not act as an underwriter.
  We will not make short sales or maintain a short position except in limited circumstances. Specifically, the applicable Fund must own at least an equal amount of securities (or securities convertible or exchangeable into such securities). Furthermore, not more than 25% of a Fund's net assets may be held as collateral for such sales).
  We will not purchase securities on margin (except for customary credit used in transaction clearance) for the Fund.
  We will not invest in oil, gas or other mineral exploration or development programs.
  We will not invest in commodities. This prohibition does not prevent us from using financial futures contracts to make purchases or sales of securities, provided the transactions would otherwise be permitted under the Trust's investment policies.
  We will not invest in real estate for any Fund. This does not prevent us from buying securities for any Fund that are secured by real estate.
  We will not acquire shares of other investment companies for any Fund. This restriction does not apply to any investment in any money market mutual fund or unit investment trust under limited circumstances. (1) Such investment by any one issuer cannot exceed 5% of net assets. (2) Such investments in the aggregate cannot exceed 10% of net assets. Also, this restriction will not apply in connection with an investment company merger, consolidation, acquisition or reorganization.
  We will not knowingly take any investment action that has the effect of eliminating any Fund's tax qualification as a registered investment company under applicable provisions of the Internal Revenue Code.
  We will not purchase any security for purposes of exercising management control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company.
  We will not purchase or retain the securities of any issuer if, to our knowledge, the holdings of those of the Trust's officers, Trustees and officers of the Advisor who beneficially hold one-half percent or more of such securities, together exceed 5% of such outstanding securities.
  We will only purchase put options or write call options (and purchase offsetting call options in closing purchase transactions) if the put option purchased or call option written is covered by Fund securities, whether directly or by conversion or exchange rights.

Management of the Funds

Board of Trustees.

Under the terms of the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees are ultimately responsible for the conduct of the Fund's affairs. As such, they meet at least quarterly to review our operation and management of the Trust. In addition to the information we provide the Trustees, they also meet with the Trust's independent auditors at least annually to discuss any accounting or internal control issues that the auditors may raise.

The Trustees serve indefinite terms of unlimited duration and they appoint their own successors, provided that always at least two-thirds of the Trustees have been elected by shareholders. The Declaration of Trust provides that a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the Trust's outstanding shares.

Management Information.

Trustees and executive officers of the Trust and their principal occupations during the past five years are shown below:

       Principal Occupation During
Name, Address and Age      Positions Held with Trust         Past 5 Years

Frank E.  Burgess+         Trustee and Vice President President and Director of
6411 Mineral Point Road                              Madison Investment Advisors,
Madison, WI 53705                                    Inc.; Trustee and Vice
Born 08/04/1942                                      President of each Mosaic fund
                                                     and Vice President of Madison
                                                     Mosaic.

Thomas S.  Kleppe*         Trustee                   Trustee of each Mosaic fund;
7100 Derby Road                                      Chairman of the Board of
Bethesda, MD 20817                                   Presidential Savings Bank, FSB;
Born 07/01/1919                                      Retired US Congressman and
                                                     Presidential Cabinet Secretary.

James R.  Imhoff, Jr.*     Trustee                   Trustee of each Mosaic fund;
429 Gammon Place                                     Chairman and CEO of First Weber
Madison, WI 53719                                    Group, Inc. (residential real
Trustee                                              estate brokers) of Madison, WI.
Born 05/20/1944

Lorence D.  Wheeler*       Trustee                   Trustee of each Mosaic fund;
4905 W. 60th Avenue                                  Pension Specialist for CUNA
Arvada, CO 80003                                     Mutual Group (insurance); formerly
Born 01/31/1938                                      President of Credit Union Benefits
                                                     Services, Inc. (a provider of
                                                     retirement plans and related
                                                     services for credit union
                                                     employees nationwide).

Katherine L.  Frank+       President                 President of each Mosaic Fund;
6411 Mineral Point Road                              Vice Pres and Principal of Madison
Madison, WI 53705                                    Investment Advisors, Inc.;
Born 11/27/1960                                      President of Madison Mosaic.

Julia M.  Nelson+,**       Vice President            Vice President and Chief
1655 Fort Myer Drive                                 Operating Officer of each Mosaic
Arlington, VA 22209                                  fund; Principal of Mosaic Funds
Born 05/17/1958                                      Distributor, LLC; Vice
                                                     President of Madison Mosaic.

Jay R.  Sekelsky+,**       Vice President             Vice Pres. of each Mosaic fund;
6411 Mineral Point Road                               Vice President and Principal of
Madison, WI 53705                                     Madison Investment Advisors, Inc;
Born 9/14/1959                                        Vice President of Madison Mosaic.

Christopher C. Berberet+,**Vice President             Vice Pres. of each Mosaic fund;
6411 Mineral Point Road                               Vice President and Principal of
Madison, WI 53705                                     Madison Investment Advisors, Inc;
Born 07/31/1959                                       Vice President of Madison Mosaic.

W.  Richard Mason+,**      Secretary                  Secretary and General Counsel of
1655 Ft. Myer Drive                                   each Mosaic fund; Principal of
Arlington, VA 22209                                   Mosaic Funds Distributor, LLC;
Born 05/13/1960                                       Genl. Counsel of Madison Mosaic.

+An "interested person" of the Trust as the term is defined in the Investment Company Act of 1940. Only those persons named in the above table of Trustees and officers who are not interested persons of the Trust are eligible to be compensated by the Trust.

*Member of the Audit Committee of the Trust. The Audit Committee is responsible for reviewing the results of each audit of the Trust by its independent auditors and for recommending the selection of independent auditors for the coming year.

**Member of the Pricing Committee of the Trust. The Pricing Committee is responsible for reviewing the accuracy of the Trust's daily net asset value determinations. It reports to the Trustees at least quarterly and makes any recommendations for pricing of Trust securities in the event pricing cannot be determined in accordance with established written pricing procedures approved by the Trustees.

Compensation.

The compensation of each non-interested Trustee has been fixed at $4,000 per year, to be pro-rated according to the number of regularly scheduled meetings each year. Four Board meetings are currently scheduled to take place each year. The Trustees have stipulated that their compensation will be at 25% of the regular rate until the net assets of the Trust reach $25 million and 50% of the regular rate until the net assets of the Trust reach $50 million. In addition to such compensation, those Trustees who may be compensated by the Trust will be reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Trust, such as travel to any Board meetings.

During the last fiscal year of the Trust, the Trustees were compensated as follows:

                      Aggregate        Total Compensation from
                      Compensation     Trust and Fund Complex*
                      from Trust       Paid to Trustees

Frank E. Burgess             0                    0
Thomas S. Kleppe        $1,000              $15,000
James R. Imhoff, Jr.    $1,000              $15,000
Lorence D. Wheeler      $1,000              $15,000

The Mosaic Funds complex is comprised of 5 trusts with a total of 15 funds and/or series.

Under the Declaration of Trust, the Trustees can be indemnified by the Trust for certain matters. For example, they can be indemnified against all liabilities and expenses reasonably incurred by them by virtue of their service as Trustees. However, they will not be indemnified for liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Control Persons and Principal Holders of Securities

As of April 15, 1999, the shareholders of record that held five percent or more of the Trust were: For the Government Fund -- BFIMC Money Purchase Pension Plan, P.O. Box 1118, Cincinnati, OH (12%) and Star Bank, Trustee for Geraldine Schaeffer, 2201 L St., NW, Suite 109, Washington, DC (6%); for the High Yield (Intermediate Income) Fund -- Charles Schwab & Co for the benefit of customers, 101 Montgomery Street, San Francisco, CA (7%); and for the Mosaic Bond Fund -- Donald L. McConaghy, IRA, 505 16th St., Baraboo, WI (12%), Madison Investment Advisory Profit Sharing Plan, 6411 Mineral Point Rd., Madison, WI (10%), Peter De Cicco, 2000 N. Court St., #AF, Fairfield, IA (8%) and Star Bank, Trustee for Mary Ann Arsenault, 28629 Sunnydate St, Livonia, MI (5%).

As of April 15, 1999, the Trustees and officers of the Trust directly or indirectly owned as a group less than 1% of the outstanding shares of the Government and High Yield (Intermediate Income) Fund and less than 5% of the Mosaic Bond Fund.

Investment Advisory and Other Services

1. Investment Advisors.

We are Madison Mosaic, LLC (known as Bankers Finance Advisors, LLC prior to April 1998), 1655 Fort Myer Drive, Arlington, Virginia 22209-3108, the investment advisor to the Trust.

We are a wholly owned subsidiary of Madison Investment Advisors, Inc. ("Madison"), 6411 Mineral Point Road, Madison, Wisconsin. Madison is a registered investment advisor and has numerous advisory clients. Madison was founded in 1973 and has no business affiliates other than those described in the Prospectus and this Statement of Additional Information. Madison operates Madison Scottsdale in Scottsdale, Arizona. We share our investment management personnel with Madison.

Frank E. Burgess is President, Treasurer and Director of Madison. Mr. Burgess owns a majority of the controlling interest of Madison, which, in turn, owns and controls Madison Mosaic (see "Management Information" above).

Madison formed us in 1996 for the purpose of providing investment management services to the Mosaic family of mutual funds, including the Trust. We purchased the investment management assets of the former advisor to the Trust, Bankers Finance Investment Management Corp., on July 31, 1996. As a result, any references in this Statement of Additional Information and in the

Prospectus to advisory or management activities during periods prior to July 31, 1996 refer to Bankers Finance Investment Management Corp. We also serve as the investment advisor to Mosaic Equity Trust, Mosaic Tax-Free Trust, Mosaic Focus Fund Trust and Mosaic Government Money Market Trust.

For the fiscal year ending December 31, 1998, aggregate advisory fees paid were as follows: Government Fund - $35,388 and Intermediate Income Fund (then operating as the High Yield Fund) - $40,518.

During the short fiscal period ended December 31, 1997, aggregate advisory fees paid were as follows: Government Fund - $26,628 and Intermediate Income Fund (then operating as the High Yield Fund) - $31,741.

For the fiscal years ended March 31, 1997 and 1996, aggregate advisory fees paid were as follows: Government Fund - $39,438 and $46,093, respectively, and Intermediate Income Fund (then operating as the High Yield Fund) - $40,413 and $42,986, respectively.

2. Principal Underwriter.

Mosaic Funds Distributor, LLC, 1655 Ft. Myer Drive, Suite 1000, Arlington, Virginia 22209, acts as the Trust's broker-dealer Distributor pursuant to a Distribution Agreement dated July 30, 1998 between it and all Mosaic Funds. The Distributor does not engage in underwriting activities and receives no compensation for its services (see the "Distribution Agreement" section below). The Distributor is a wholly owned subsidiary of Madison.

3. Services Provided by Each Investment Advisor and Fund Expenses Paid by Third Parties.

Together, we (Madison Mosaic) and Madison are responsible for the investment management of the Trust. We are authorized to execute each Fund's portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Trust's operations, and otherwise to administer the affairs of each Fund as we deem advisable.

We provide or arrange for all the Trust's required services through three main contracts: An investment advisory agreement; a services agreement and a distribution agreement. These contracts are described below. No Fund expenses are paid by third parties.

Investment Advisory Contract.

The Investment Advisory Agreement between us and the Trust is subject to annual review and approval by the Trustees, including a majority of those Trustees who are not "interested persons," as defined in the Investment Company Act of 1940. The agreement was approved by Trust shareholders for an initial two year term at a special meeting of shareholders held in July 1996 and most recently renewed for another year last July.

The Investment Advisory Agreement may be terminated at any time, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities, or by us, upon sixty days' written notice to the other party. We cannot assign the agreement and it will automatically terminate upon any assignment.

Advisory Fee and Expense Limitations. For our services under the Investment Advisory Agreement, we receive a fee calculated as 0.625% per year of average daily net assets of the Government and Intermediate Income (High Yield) Fund during the month. Such percentage does not decrease as net assets increase. We can waive or reduce this fee during any period. We can also reduce our fee on a permanent basis, without any requirement for consent by the affected Fund or its shareholders, under such terms as we may determine, by written notice to the Trust.

We agreed to be responsible for the fees and expenses of the Trustees and officers of the Trust who are affiliated with us. We are also responsible for the Trust's various promotional expenses (including distributing Prospectuses to potential shareholders).

Payments to Third Parties. We can make payments out of our investment advisory fee to other persons, including broker-dealers that make one or more of the Trust's funds available to investors pursuant to any "no transaction fee" network or service they provide. Under regulations of the Securities and Exchange Commission, such arrangements are permissible in connection with distributing investment company shares, if the payments of the shared fee amounts are made out of our own resources.

Services Contract.

The Trust does not have any officers or employees who are paid directly by the Trust. The Trust entered into a Services Agreement with us for operational and other services required by its Funds. Such services may include:

  The functions of shareholder servicing agent and transfer agent.
  Bookkeeping and portfolio accounting.
  Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
  Providing appropriate supplies, equipment and ancillary services necessary to conduct of its affairs.
  Calculating net asset value.
  Arranging for and paying the Custodian.
  Arranging for and paying the Trust's independent accountants.
  Arranging for and paying the Trust's legal counsel.
  Registering the Trust and its shares with the Securities and Exchange
  Commission and notifying any applicable state securities commissions of its sale in their jurisdiction.
  Printing and distributing prospectuses and periodic financial reports to current shareholders.
  Trade association membership.
  Preparing shareholder reports, proxy materials and holding shareholder meetings.

We provide all these services to each Fund for a fee calculated as a percentage of average daily net assets. This fee is reviewed and approved at least annually by the Trustees and is compared with the fee paid by other mutual funds of similar size and investment objective to determine if it is reasonable. The current fees are stated in the Trust's Prospectus.

Our payment under the Services Agreement is in addition to and independent of payments made pursuant to the Investment Advisory Agreement. We also provide such services to Mosaic Equity Trust, Mosaic Tax-Free Trust, Mosaic Focus Fund Trust and Mosaic Government Money Market Trust.

The Trust remains responsible for any extraordinary or non-recurring expenses it incurs.

Distribution Agreement.

Mosaic Funds Distributor, LLC, is the Distributor of Mosaic Funds. It receives no compensation for its services under the Distribution Agreement. The agreement has an initial term of two years beginning July 30, 1998 and may continue in effect after that term only if approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940.

The Distribution Agreement provides for distribution of the Trust's shares without a sales charge to the investor. The Distributor may act as the Trust's agent for any sales of its shares, but the Trust may also sell its shares directly to any person. The Distributor makes each Fund's shares continuously available to the general public in those States where it has given notice that it will do so. However, the Distributor has no obligation to purchase any of the Trust's shares.

The Distributor is wholly owned by Madison Investment Advisors, Inc. and we share our personnel.

4. Other Service Providers.

We arrange for Trust securities to be held in custody by the Trust's Custodian, for the Trust to be audited annually by independent accountants and for the Trust and the Independent Trustees to be represented by outside counsel. The Trust does not pay any separate fees for the services of these third parties because the cost of these services is included in the advisory and service fees we receive to manage the Trust.

Transfer Agent and Dividend-Paying Agent.

The Trust is registered with the Securities and Exchange Commission as the transfer agent for its shares and acts as its own dividend-paying agent. While transfer agent personnel and facilities are included among those services provided to the Trust under the Services Agreement between us and the Trust (see above), the Trust itself is ultimately responsible for its transfer agent and dividend payment functions and for supervising those functions by its officers.

Custodian.

Firstar Bank, N.A., 425 Walnut Steet, Cincinnati, OH 45202, is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of the Trust's shares.

From time to time, the Trust may appoint as Special Custodians certain banks, trust companies, and firms that are members of the New York Stock Exchange and trade for their own account in the types of securities purchased by the Trust. Such Special Custodians will be used by the Trust only for the purpose of providing custody and safekeeping services in limited circumstances. First, custody would be of relatively short duration. Second, custody would be for designated types of securities that, in our opinion or in the opinion of the Trustees, would most suitably be held by such Special Custodians rather than by the Custodian.

In the event any such Special Custodian is used, it shall serve the Trust only in accordance with a written agreement with the Trust. The agreement must meet the requirements of the Securities and Exchange Commission for mutual fund custodians and be approved and reviewed at least annually by the Trustees. If the Special Custodian is a securities dealer, it must deliver to the Custodian its receipt for the safekeeping of each lot of securities involved prior to payment by the Trust for such securities.

The Trust may also maintain deposit accounts for the handling of cash balances of relatively short duration with various banks, as we or the Trustees deem appropriate, to the extent permitted by the Investment Company Act of 1940.

Independent Public Accountant.

Deloitte & Touche LLP, 117 Campus Drive, Princeton, NJ 08540, serves as independent public accountants to the Trust. The independent accountant audits the Trust's annual reports and annually reviews the internal controls of the Trust both as a mutual fund and as a transfer agent.

Brokerage Allocation and Other Practices

We make all decisions regarding the purchase and sale of securities and executing of these transactions. This includes selecting market, broker or dealer and negotiating commissions. Our decisions are subject to review by the Trustees.

During its three most recent fiscal years, the Trust did not pay any brokerage commissions.

In general, we seek to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling Trust securities. In determining the best price and execution, we may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with us and any statistical, research or other services the dealer provides us. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Trust as we determine in good faith. The Trust may not be our only client that benefits from our receipt of research from the brokers and dealers the Trust uses for its trading needs.

Brokers or dealers who execute portfolio transactions for the Trust may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers.

We expect that most portfolio transactions will be made directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

Affiliated Transactions. We can purchase portfolio securities through an affiliated broker if we decide it is in the Trust's interests. If we trade through an affiliated broker, we will observe four requirements. (1) The transaction must be in the ordinary course of the broker's business. (2) The transaction cannot involve a purchase from another broker or dealer. (3) Compensation to the broker in connection with the transaction cannot be in excess of one percent of the cost of the securities purchased. (4) The terms to the Trust for purchasing the securities, including the cost of any commissions, must be as favorable to the Trust as the terms concurrently available from other sources. Any compensation paid in connection with such a purchase will be in addition to fees payable to us under the Investment Advisory Agreement.

We do not anticipate that any such purchases through affiliates will ever represent a significant portion of the Trust's trading activity. In fact, no such transactions took place during the Trust's six most recent fiscal years.

Portfolio Turnover. We do not expect to engage in short-term trading for the any Fund, but securities may be purchased and sold in anticipation of market interest rate changes, as well as for other reasons. We anticipate that annual portfolio turnover for these Funds will generally not exceed 100%, but actual turnover rate will not be a limiting factor if we believe it is desirable to make purchases or sales.

Capital Stock and Other Securities

Summary.

The Declaration of Trust, dated November 18, 1982, was filed with the Secretary of State of the Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. Under the terms of the Declaration of Trust, the Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders, under certain circumstances, may be held personally liable for the Trust's obligations. The Declaration of Trust, however, provides indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

Shares and Classes of Shares.

Three series of the Trust's shares are currently authorized: Government Fund shares and Intermediate Income Fund shares. Each share has one vote and fractional shares have fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of separate series or classes are not identical, the question will be voted on separately by each affected series or class.

For example, shareholder votes relating to the election of Trustees or approval of the Trust's selection of independent public accountants, as well as any other matter in which the interests of all shareholders are identical, will be voted on without regard to series or classes of shares. Matters that affect a particular series or class of shares will not be voted upon by the unaffected shareholders. On the other hand, required shareholder approval of the Investment Advisory Agreement and any change in a Fund's fundamental investment policies will be submitted to a separate vote by each series and class of shares. When a matter is voted upon separately by more than one series or class of shares, it may be approved with respect one series or class even if it is rejected by the shareholders of another series or class.

The Trustees may authorize at any time creating additional series of shares. The proceeds of the new series would be invested in separate, independently managed portfolios. The Trustees can also authorize additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). These classes can have such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine.

All money received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to its own related liabilities.

Share Splits and Liquidation Rights.

The Trustees may divide or combine the Trust's shares into a greater or lesser number of shares as long as the action will not change your proportionate interest in the Trust. In the event of unforeseen gains or losses, the Trustees might use this authority to maintain the price of Money Market shares at $1.00. Any assets, income and expenses of the Trust that we cannot readily identify as belonging to a particular series will be allocated by or under the direction of the Trustees as they deem fair and equitable. Upon any liquidation of the Trust or any of its Funds, you would be entitled to share pro-rata in the liquidation proceeds available for distribution.

Shareholder Meetings.

Because there is no requirement for annual elections of Trustees, the Trust does not anticipate having regular annual shareholder meetings. Shareholder meetings will be called as necessary to consider questions requiring a shareholder vote. The selection of the Trust's independent accountants will be submitted to a ratification vote by the shareholders at any meetings held by the Trust.

Any change in the terms of the Declaration of Trust (except for immaterial changes like a name change), in the Investment Advisory Agreement (except for reductions of the Advisor's fee) or in the fundamental investment limitations of a Fund must be approved by a majority of the shareholders before it can become effective.

Shareholder inquiries can be made to the offices of the Trust at the address on the cover of this document.

Voting Rights.

The voting rights of shareholders are not cumulative. As a result, holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

A "majority" is constituted by either 50 percent of all shares of the Fund or 67 percent of the shares voted at an annual meeting or special meeting of shareholders at which at least 50 percent of the shares are present or represented by proxy.

The Declaration of Trust provides that two-thirds of the holders of record of the Trust's shares may remove a Trustee from office by votes cast in person or by proxy at a meeting called for the purpose. A Trustee may also be removed from office provided two-thirds of the holders of record of the Trust's shares file declarations in writing with the Trust's Custodian. The Trustees are required to promptly call a meeting of shareholders for the purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Trust's outstanding shares.

Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Trust's net assets, if less) may require the Trust to assist a shareholder solicitation with the purpose of calling a shareholder meeting. Such assistance could include providing a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing. In the latter case, unless the Securities and Exchange Commission determines otherwise, the shareholders desiring the solicitation may require the Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability.

Under Massachusetts law, the shareholders of an entity such as the Trust may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment against a shareholder under such a claim. The risk of a shareholder incurring financial loss as a result of being a shareholder is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Liability of Trustees and Others.

The Declaration of Trust provides that the officers and Trustees of the Trust will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law. However, they are not protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Trust. Similar protection is provided to the Advisor under the terms of the Investment Advisory Agreement and the Services Agreement. In addition, protection from personal liability for the obligations of the Trust itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Trust.

Purchase, Redemption and Pricing of Shares

Mosaic's "Guide to Doing Business" describes the basic procedures for investing in the Trust. The following information concerning other investment procedures is presented to supplement the information contained in the Guide.

Offering Price.

We calculate the net asset value (NAV) of each Fund every day the New York Stock Exchange is open for trading. NAV is not calculated on New Year's Day, the observance of Martin Luther King, Jr.'s Birthday, Presidents Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on other days the New York Stock Exchange is closed for trading. The NAV calculation for each Fund is made at the time of the close of the New York Stock Exchange.

NAV is determined by adding the value of all securities and other assets of a Fund, subtracting its liabilities and dividing the result by the total number of outstanding shares of that Fund. Since the Trust does not charge a "sales load," its shares are both offered and redeemed at NAV.

We determine the value of each Fund's securities in a number of ways. If current market quotations are readily available for a security, we value it at the mean between its bid and asked prices. For securities for which current market quotations are not readily available, we value them at their fair value as determined in good faith by the Trustees. We value securities having a remaining effective maturity of 60 days or less at amortized cost which approximates market value.

The Trustees authorized using independent pricing services to obtain daily securities prices when required.

The market for many high yield issues is not active and transactions in such issues may occur infrequently. Accordingly, the independent pricing service may price securities with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities. Such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions.

Shares in all Funds are priced by rounding to the nearest penny. NAV of shares in each Fund is expected to fluctuate daily, and we will make no attempt to stabilize the value of these shares.

Shareholder Service Policies.

Our policies concerning shareholder services are subject to change from time to time. In the event of a material change, you will receive an updated "Guide to Doing Business."

Minimum Initial Investment and Minimum Balance.

We can change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing. We may change the Trust's minimum amount for subsequent investments by 30 days written notice. The notice may be provided in Mosaic's quarterly shareholder newsletter.

Special Service Charges.

We may impose special service charges for services that are not regularly afforded to shareholders. In order to do this, we must give 30 days written notice to you or to shareholders in general. These special charges may include, but are not limited to, fees for excessive exchange activity or unusual historical account research and copying requests. Mosaic's standard service charges are also subject to adjustment from time to time.

Share Certificates.

The Trust will not issue share certificates.

Subaccounting Services.

The Trust can provide subaccounting services to institutions. The Trustees reserve the right to determine from time to time such guidelines as they deem appropriate to govern the level of subaccounting service that can be provided to individual institutions in differing circumstances. Normally, the Trust's minimum initial investment to open an account will not apply to sbaccounts. However, we reserve the right to impose the same minimum initial investment requirement that would apply to regular accounts if it seems that the cost of carrying a particular subaccount or group of subaccounts is likely to be excessive.

The Trust may provide and charge for subaccounting services that we determine exceed those services that can be provided without charge. The availability and cost of such additional services will be determined in each case by negotiation between Mosaic and the parties requesting the additional services. We are not presently aware of any such services for which a charge will be imposed.

Crediting of Investments.

We can reject any investment in the Trust for any reason and may at any time suspend all new investment in any Fund. We may also, in our discretion, decline to recognize an investment by funds wired for credit until such funds are actually received by the Trust. This is because we may be responsible for any losses resulting from changes in a Fund's net asset value that happen because we failed to receive funds from a shareholder to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased by wire and the wire is not received or if shares are purchased by a check that, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately. The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by us, the Trust or the Distributor.

Foreign Checks.

Checks drawn on foreign banks will not be considered received until we have actual receipt of payment in immediately available US dollars after submitting the check for collection. Collection of such checks through the international banking system may require 30 days or more. We will pass the cost of such collection to you if you invest using a foreign check.

Purchase Orders from Brokers.

An order to purchase shares that we receive from a securities broker will be considered received in proper form for the net asset value per share determined as of the close of business of the New York Stock Exchange on the day of the order. However, the broker must assure us that it received the order from its customer prior to that time.

Shareholders who invest in the Trust through a broker may be charged a commission for handling the transaction. A shareholder may deal directly with us anytime to avoid the fee.

Redemptions and Checkwriting.

Redemptions will take place at the NAV for the day we receive the redemption order in proper form. A redemption request may not be in proper form unless we have a signed account application from you or your application is submitted with the withdrawal request.

If you draw a check against your account, it will not be considered in proper form unless there are sufficient collected funds available in the account on the day the check is presented for payment. Generally, it takes up to 10 days before checks deposited in your account are collected. Therefore, if you plan to write a check against your account shortly after making an investment, we recommend you call us to make sure that your funds will be available.

Unusual Circumstances Resulting in Suspension of Payments.

We will use our best efforts in normal circumstances to handle redemptions timely. However, we may for any reason we deem sufficient suspend the right of redemption or postpone payment for any shares in the Trust for any period up to seven days.

Our sole responsibility with regard to redemptions shall be to process timely redemption requests in proper form. Neither the Trust, its affiliates, nor the Custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders.

Payment for shares in any Fund may be suspended or delayed for more than seven days only in limited circumstances. These occur (1) during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (2) when trading on such Exchange is restricted, as determined by the Securities and Exchange Commission; or (3) during any period when the Securities and Exchange Commission has by order permitted such suspension.

Final Payments on Closed Accounts.

The redemption payment you receive when you close your account will normally have all accrued dividends included. However, when an account is closed, we may make payment by check of any final dividends declared but not yet paid to the date of the redemption that closed the account. The payment may be made on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Inter-Fund Exchange.

Funds exchanged between shareholder accounts will earn their final day's dividend on day of exchange.

We reserve the right, when we deem such action necessary to protect the interests of Fund shareholders, to refuse to honor withdrawal requests made by anyone purporting to act with the authority of another person or on behalf of a corporation or other legal entity. Each such individual must provide a corporate resolution or other appropriate evidence of his or her authority or satisfactory identity. We reserve the right to refuse any third party redemption requests.

Payments in Kind.

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Trust. However, the Trust elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Trust or $250,000.

Any property of the Trust distributed to shareholders will be valued at fair value. In disposing of any such property received from the Trust, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

Address Changes and Lost Shareholder Accounts.

It is your obligation to inform us of address changes.

We will exercise reasonable care to ascertain your correct address if you become "lost" in our records. We will conduct two database searches for you and use at least one information database service. The search will be conducted at no cost to you. We will not, however, perform such searches if your account is less than $25, if you are not a natural person or we receive documentation that you are deceased. If we cannot locate you after such procedures, your account may be escheated to the State of your last residence in our records.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividend Payments.

Dividends are payable to you at the time they are determined. They are not actually paid in the form of additional shares of the Fund credited to your account until the end of each calendar month (or normally when the account is closed, if sooner), unless you make a written election to receive dividends in cash.

Substantially all of each Fund's accumulated net income is declared as dividends each business day. We calculate accumulated net income for each Fund just prior to calculating the Fund's net asset value. The amount of such net income reflects interest income (plus any original discount earned less premium amortized) and expenses accrued by the Fund since the previously declared dividend.

Realized capital gains and losses and unrealized appreciation and depreciation are reflected as changes in NAV per share of each Fund. Premium on securities purchased is amortized daily as a charge against income.

You will receive notice of payment of dividends quarterly. For tax purposes, you will also receive an annual summary of dividends paid by your Fund and the extent to which they constitute capital gains dividends. If you purchase shares as of a particular net asset value determination (the close of the New York Stock Exchange) on a given day, you will not be considered a shareholder of record for the dividend declaration made that day. If you withdraw as of such determination you will be considered a shareholder of record with respect to the shares withdrawn. A "business day" will be any day the New York Stock Exchange is open for trading.

Taxation of the Trust

Federal Income Tax Requirements.

To qualify as a "regulated investment company" and avoid Fund-level federal income tax under the Internal Revenue Code (the "Code"), each Fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned. The Code also requires each Fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax. We intend to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

To qualify as a regulated investment company under the Code, each Fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income.

Should any Fund fail to qualify as a "regulated investment company" under the Code, it would be taxed as a corporation with no allowable deduction for distributing dividends.

Tax Consequences to Shareholders.

Federal Income Tax.

As a shareholder, you will be subject to federal income tax on any ordinary net income and net capital gains realized by your Fund and distributed to you as regular or capital gains dividends. It does not matter whether the dividend is distributed in cash or in the form of additional shares.

Generally, dividends declared by your Fund during October, November or December of any calendar year and paid to you before February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared.

We can sell any securities held by a Fund or which we have committed to purchase. Since profits realized from such sales are classified as capital gains, they would be subject to capital gains taxes.

Wash Sales.

If you receive exempt-interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will be disallowed up to the value of such dividends.

Dividends Received Deduction.

No portion of the dividends paid by the Trust to its shareholders is expected to be subject to the dividends received deduction for corporations (70% of dividends received).

31% Withholding.

You may be subject to a 31% withholding requirement on transactions with the Trust in certain circumstances. (1) If you fail to comply with the interest and dividends "back-up" withholding provisions of the Code (by accurately filing Form W-9 or its equivalent, when required); or (2) if the Internal Revenue Service determined that you failed to properly report dividend or interest income.

Personal Holding Company.

We reserve the right to involuntarily redeem shares if ownership has or may become concentrated as to make a Fund a personal holding company under the Code.

Calculation of Performance Data

So that you can compare the Trust's Funds with similar funds (and to market indices, investments such as savings accounts, savings certificates, taxable and tax-free bonds, taxable money market funds and money market instruments), we calculate yields and total returns for each Fund.

How are Total Returns Calculated? We calculate annual total return and average annual total returns for the Funds. Annual total return is based on the change in share price from the beginning to the end of the year, plus any distributions. We calculate average annual total return by finding the compounded annual rate of return over a given period that would be required to equal the return on an assumed initial investment in the Fund to the ending redeemable value this investment would have had at the end of the period. This is done by taking into account the effect of the changes in the Fund's share price during the period and any recurring fees charged to shareholder accounts. We also assume all dividends and other distributions are reinvested at the applicable share price when they were paid.

We may also calculate non-annualized aggregate total returns by computing the simple percentage change in value that equals an assumed initial investment in a Fund with its redeemable value at the end of a given period, determined in the same manner as for average annual total return calculations.

How is Standardized Yield Calculated? The yields of each of the Trust's Funds are calculated according to standardized formulas prescribed by the SEC. They are calculated as follows: Add one to the respective Fund's total daily theoretical net income per share during a given 30-day period and divide the sum by the Fund's maximum offering price per share on the last day of the period. Next raise the result to the sixth power, subtract one and multiply the result by two.

The standardized yield may be calculated daily any business day.

For purposes of calculating yield, the daily theoretical gross income of each income bearing obligation in a Fund is determined as 1/360 of the obligation's yield to maturity (or put or call date in certain cases). This is based upon its current value (defined as the obligation's closing market value that day, plus any accrued interest), multiplied by such current value. A Fund's daily theoretical gross income is the sum of the daily theoretical gross income amounts computed for each of the obligations in the Fund. A Fund's total daily theoretical net income per share during a given 30-day period is the Fund's daily theoretical gross income less daily expenses accrued (reduced by any waived expenses), totaled for each day in the period and divided by the average number of shares outstanding during the period.

Total return quotations as of the end of the Trust's most recent fiscal year are presented in the Prospectus.

Performance Comparisons.

From time to time, in advertisements or in reports to shareholders and others, we may compare the performance of the Trust to that of recognized market indices. We may cite the ranking or performance of any Fund as reported in recognized national periodicals, financial newsletters, reference publications, radio and television news broadcasts, or by independent performance measurement firms.

We may also compare the performance of any Fund to that of other funds we manage, if appropriate. We may compare our performance to that of other types of investments, substantiated by representative indices and statistics for those investments.

Market indices that we may use include those compiled by major securities firms. Other indices compiled by securities rating or valuation services, such as Standard and Poor's Corporation, may also be used. Periodicals that report market averages and indices, performance information, and/or rankings may include: The Wall Street Journal, Investors Business Daily, The New York

Times, The Washington Post, Barron's, Forbes Magazine, Money Magazine, Mutual Funds Magazine, Kiplinger's Personal Finance and the Bank Rate Monitor. Independent performance measurement firms include Lipper Analytical Services, Inc. and Morningstar.

In addition, a variety of newsletters and reference publications provide information on the performance of mutual funds, such as the Donoghue's Money Fund Report. Financial news is broadcast by various radio and television media.

When we use Lipper Analytical Services, Inc. to make performance comparisons in advertisements or in reports to shareholders or others, we compare the performance of the Government Fund to mutual funds categorized as "General U.S. Government Funds" and the performance of the Intermediate Income Fund will be compared to mutual funds categorized as "Intermediate Corporate Debt Funds".

If any of these categories should be changed by Lipper Analytical Services, Inc., we will make comparisons based on the revised categories. We may disclose the contents of each Fund as frequently as daily in advertisements and elsewhere.

Average Maturities. We calculate average maturity information for the Funds. The "average maturity" of a Fund on any day is determined by first multiplying the number of days then remaining to the effective maturity of each investment in the Fund by the value of that investment. Next, the results of these calculations are summed. Finally, the total is divided by the aggregate value of the Fund that day. Thus, the average maturity represents a dollar-weighted average of the effective maturities of Fund investments.

By comparison, the "mean average maturity" of a Fund over some period, such as seven days, a month or a year, represents the arithmetic mean (i.e., simple average) of the daily average maturity figures for the Fund during the respective period.

Financial Statements and Other Additional Information

Audited Financial Statements for the Trust, together with the Report of Deloitte & Touche LLP, Independent Auditors for the fiscal year ended December 31, 1998, appear in the Trust's Annual Report to shareholders for the fiscal year ended December 31, 1998. That report is incorporated herein by reference. The Report was filed with the Securities and Exchange Commission.

Statements contained in this Statement of Additional Information and in the Prospectus regarding the contents of contracts and other documents are not necessarily complete. You should refer to the documents themselves for definitive information on their provisions. We will supply copies of the Trust's important documents and contracts to interested persons upon request, or you can obtain them from the SEC's Internet site at www.sec.gov.

The Trust registered with the Securities and Exchange Commission in Washington, DC, by the filing a Registration Statement. The Registration Statement contains certain additional information not included in the Prospectus or this Statement of Additional Information. This information is available from the SEC or its Internet site.

APPENDIX - QUALITY RATINGS

Any investment we make will have a "quality rating" determined principally by ratings assigned by nationally recognized statistical rating organizations (NRSRO). Otherwise, we will assign a rating according to comparable standards when there is no published rating or when published ratings differ or are considered obsolete.

Quality ratings will often be determined by referring to the ratings assigned by two major NRSROs that rate municipal securities: Moody's Investors Service, Inc. (Moody's) and Standard and Poor's Corporation (S&P). In cases where more than one NRSRO rates an issue, it will be graded according to whichever rating we deem appropriate. In cases where no organization rates an issue, we will grade it using the following standards that we believe are comparable to those followed by the NRSROs.

Bonds. Moody's uses ratings Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C; S&P uses ratings AAA, AA, A, BBB, BB, B, CCC, CC and C. Municipal bonds rated Aaa or AAA are judged to be of the best quality; interest and principal are secure and prices respond only to market rate fluctuations. Bonds rated Aa or AA are also judged to be of high quality, but margins of protection for interest and principal may not be quite as good as for the highest rated securities.

Municipal bonds rated A are considered upper medium grade by each organization. Protection for interest and principal is deemed adequate but susceptible to future impairment, and market prices of such obligations, while moving primarily with market rate fluctuations, also may respond to economic conditions and issuer credit factors.

Bonds rated Baa or BBB are considered medium grade obligations. Protection for interest and principal is adequate over the short term, but these bonds may have speculative characteristics over the long term and therefore may be more susceptible to changing economic conditions and issuer credit factors than they are to market rate fluctuations.

Notes and bonds rated Ba or BB are considered to have immediate speculative elements and their future can not be considered well assured; protection of interest and principal may be only moderate and not secure over the long term; the position of these bonds is characterized as uncertain.

Notes and bonds rated B or lower by each organization are generally deemed to lack desirable investment characteristics; there may be only small assurance of payment of interest and principal or adherence to the original terms of issue over any long period.

Obligations rated Baa or above by Moody's or rated BBB or above by S&P are considered "investment grade" securities, whereas lower rated obligations are considered "speculative grade" securities.

Bond ratings may be further enhanced by the notation "+" or "-." For purposes of the Trust and its investment policies and restrictions, such notations shall be disregarded. Thus, for example, bonds rated BBB- are considered investment grade while bonds rated BB+ are not.

Notes. Moody's rates shorter term municipal issues with "Moody's Investment Grade" or "MIG" designations, MIG-1, MIG-2 and MIG-3; it assigns separate "VMIG" ratings, VMIG-1, VMIG-2 and VMIG-3, to variable rate demand obligations for which the issuer or a third-party financial institution guarantees to repurchase the obligation upon demand from the holder.

MIG-1 and VMIG-1 notes are of the best quality, enjoying strong protection from established cash flows for debt service or well established and broadly based access to the market for refinancing. MIG-2 and VMIG-2 notes are of high quality, with ample margins of protection, but not as well protected as the highest rated issues. MIG-3 and VMIG-3 notes are of favorable quality, having all major elements of security, but lacking the undeniable strength of the higher rated issues and having less certain access to the market for refinancing.

S&P assigns the ratings, SP-1, SP-2, and SP-3, to shorter term municipal issues, which are comparable to Moody's MIG-1, MIG-2 and MIG-3 ratings, respectively.

Commercial Paper. Commercial paper, only some of which may be tax-exempt, is rated by Moody's with "Prime" or "P" designations, as P-1, P-2 or P-3, all of which are considered investment grades. In assigning its rating, Moody's considers a number of credit characteristics of the issuer, including: (1) industry position; (2) rates of return; (3) capital structure; (4) access to financial markets; and (5) backing by affiliated companies.

P-1 issuers have superior repayment capacity and credit characteristics; P-2 issuers have strong repayment capacity but more variable credit characteristics; P-3 issuers have acceptable repayment capacity, but highly variable credit characteristics and may be highly leveraged.

S&P rates commercial paper as A-1, A-2 or A-3. To receive a rating from S&P, the issuer must have adequate liquidity to meet cash requirements, long-term senior debt rated A or better (except for occasional situations in which a BBB rating is permitted), and at least two additional channels of borrowing. The issuer's basic earnings and cash flow must have an upward trend (except for unusual circumstances) and typically, the issuer has a strong position in a well-established industry. S&P assigns the individual ratings A-1, A-2 and A-3 based on its assessment of the issuer's relative strengths and weakness within the group of ratable companies.

Financial Statements

This Statement of Additional Information incorporates by reference the following documents, a copy of each of which accompanies this Statement of

Additional Information:

  The Prospectus of Mosaic Income Trust dated April 30, 1999 (including the Mosaic Bond Fund, Mosaic High Yield Fund and Mosaic Government Fund).
  The Statement of Additional Information of Mosaic Income Trust dated April 30, 1999.
  The Annual Report of Mosaic Income Trust dated December 31, 1998.

The following pro forma financial statements are prepared as of assets held by the predecessor of Mosaic Income Trust's Intermediate Income Fund (Mosaic High Yield Fund) and Mosaic Bond Fund as of December 31, 1998. It is anticipated that as of the date of the Merger, the Intermediate Income Fund will not hold any assets rated lower than B and no more than 35% of its assets will be rated lower than BBB. (See Note 3 to the Pro Forma Financial Statements.)

Pro Forma Financial Statements

December 31, 1998

(unaudited)

Pro Forma Statement of Net Assets

Schedule of Investments
December 31, 1998

                                         High Yield               Bond            Intermediate Income
                                         Fund                     Fund                   Fund (Pro Forma)

                                         Principal               Principal                 Principal
                                          Amount    Value         Amount     Value         Amount      Value

Schedule of Investments
December 31, 1998

    COLLATERALIZED MORTGAGE OBLIGATIONS:
Ryland Acceptance Corporation, Class Four,
Series 76, 9%, 8/1/18                                               $ 67,335   $ 71,195     $ 67,335   $ 71,195

  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $68,194)                       71,195                  71,195

    US GOVERNMENT & AGENCY OBLIGATIONS:
US Treasury Notes, 6.25%, 5/31/00                                    110,000    112,404      110,000    112,404
US Treasury Notes, 6.25%, 4/30/01                                    105,000    108,809      105,000    108,809
Fannie Mae Notes, 6%, 5/15/08                                         10,000     10,579       10,000     10,579

   TOTAL US GOVERNMENT & AGENCY OBLIGATIONS (Cost $227,563)                     231,792                 231,792

CORPORATE DEBT SECURITIES:

        CABLE TELEVISION
CSC Holdings, Inc., Senior Subordinated
Debentures, 9.875%, 2/15/13                 $200,000  $  224,750                           200,000     224,750
Century Communications Corporation,
Senior Notes, 8.875%, 1/15/07                200,000     221,500                           200,000     221,500
        CAPITAL GOODS:  6.10%
American Standard, Inc., Senior Notes,
7.375%, 2/1/08                               175,000     177,406                           175,000     177,406
Federal-Mogul Corporation, Notes, 7.875%,
7/1/10                                       200,000     198,000                           200,000     198,000*
        CELLULAR COMMUNICATIONS:  4.45%
Paging Network, Inc., Senior Subordinated
Notes, 10.125%, 8/1/07                       100,000     100,000                           100,000     100,000*
Sprint Spectrum, L.P., Senior Notes, 11%,
8/15/06                                      150,000     174,000                           150,000     174,000
        CHEMICALS:  2.10%
Sterling Chemicals, Inc., Senior Subordinated
Notes, 11.75%, 8/15/06                       150,000     129,000                           150,000     129,000*
        CONSUMER PRODUCTS:  3.13%
Outboard Marine Corporation, Notes, Series A,
8.625%, 3/15/01                              100,000      98,000                           100,000      98,000
Revlon Consumer Products Corporation, Senior
Notes, 8.125%, 2/1/06                        100,000      94,500                           100,000      94,500*
        CONSUMER STAPLES - FOOD:  1.70%
Chiquita Brands International, Inc., Senior
Notes, 10.25%, 11/1/06                       100,000     104,375                           100,000     104,375*
        ENERGY:  4.96%
Clark Oil & Refining Corporation, Senior
Notes, 9.5%, 9/15/04                         200,000     197,000                           200,000     197,000*
Oryx Energy Company, 8.125%, 10/15/05        100,000     108,000                           100,000     108,000*
        FINANCIALS:  20.55%
Associates Corporation North America, Senior
Notes, 6%, 4/15/03                                                    40,000     40,800     40,000      40,800
Ford Motor Credit Company, 7.75%, 3/15/05                             40,000     44,450     40,000      44,450
Merrill Lynch & Company, Inc., 7%, 1/15/07                            40,000     43,050     40,000      43,050
Morgan Stanley Dean Witter Discover & Company,
6.375%, 8/1/02                                                        40,000     40,950     40,000      40,950
        FOREST & PAPER PRODUCTS:  5.74%
Container Corporation of America, Senior
Notes, 9.750%, 4/1/03                        100,000     101,125                            100,000     101,125
Crown Paper Company, Senior Subordinated
Notes, 11%, 9/1/05                           175,000     153,125                            175,000     153,125*
Stone Container Corporation, Senior
Subordinated Debentures, 10.75%, 4/1/02      100,000      99,000                            100,000      99,000
        GAMBLING:  2.14%
Trump Atlantic City Associates, First
Mortgage Notes, 11.25%, 5/1/06               150,000     132,000                            150,000     132,000*
        HEALTHCARE:  7.25%

                                               High Yield              Bond             Intermdiate Income Fund
                                                  Fund                 Fund                   (Pro Forma)

                                          Principal               Principal                 Principal
                                           Amount     Value         Amount    Value      Amount      Value

Healthsouth Corporation, Senior Subordinated
Notes, 9.5%, 4/1/01                          150,000     155,438                            150,000     155,438
Integrated Health Services, Inc., Senior
Subordinated Notes, Series A, 9.25%, 1/15/08  80,000      76,200                             80,000      76,200*
Tenet Healthcare Corporation, Senior
Subordinated Notes, 8.625%, 1/15/07          200,000     214,250                            200,000     214,250
        HOMEBUILDING:  2.69%
D R Horton, Inc., Senior Notes, 10%, 4/15/06 156,000     165,360                            156,000     165,360*
        LODGING & RESTAURANTS:  5.47%
Apple South, Inc. Senior Notes 9.75%, 6/1/06 200,000     190,500                            200,000     190,500
HMH Properties, Inc., Senior Notes, Series
B, 7.875%, 8/1/08                            150,000     146,437                            150,000     146,437*
        RADIO & TV BROADCASTING:  7.91%
SFX Broadcasting, Inc., Senior Subordinated
Notes, 11.375%, 10/1/00                      250,000     260,625                            250,000     260,625
Westinghouse Electric Corporation,
Debentures, 8.625%, 8/1/12                   200,000     226,000                            200,000     226,000*
        RETAIL:  5.47%
Gap, Inc., 6.9%, 9/15/07                                              40,000     43,950      40,000      43,950
Kohls Corporation, 6.7%, 2/1/06                                       40,000     41,900      40,000      41,900
Tommy Hilfiger USA, Inc., Senior Notes,
6.85%, 6/1/08                                200,000     197,250                            200,000     197,250
Tommy Hilfiger USA, Inc., 6.5%, 6/1/03                                40,000     39,950      40,000      39,950
Michael's Stores, Inc., Senior Notes,
10.875%, 6/15/06                             131,000     139,187                            131,000     139,187*
        SOVEREIGN NATIONS:  2.23%
Korea Development Bank Bonds, 7.25%, 5/15/06 150,000     137,438                            150,000     137,438*
        SUPERMARKETS:  5.84%
Fred Meyer, Inc. Senior Notes, 7.45%, 3/1/08 150,000     162,375                            150,000     162,375*
Supermarkets General Holdings Corp.,
Subordinated Notes, 11.625%, 6/15/02         200,000     197,250                            200,000     197,250
        TECHNOLOGY:  8.16%
Advanced Micro Devices, Inc., Senior Notes,
11%, 8/1/03                                  150,000     159,000                            150,000     159,000*
Arrow Electronics, Inc., Senior Notes, 7%,
1/15/07                                                               40,000     44,000      40,000      44,000*
Dictaphone Corporation, Senior Subordinated
Notes, 11.75%, 8/1/05                        100,000      97,500                            100,000      97,500*
Lexmark International, Inc., 6.75%, 5/15/08                           40,000     40,200      40,000      40,200
Motorola, Inc., 5.8%, 10/15/08                                        40,000     40,900      40,000      40,900
Seagate Technology, Inc., Senior Notes,
7.37%, 3/1/07                                250,000     245,625                            250,000     245,625
Xerox Corporation, 5.5%, 11/15/03                                     20,000     20,050      20,000      20,050
        TELECOMMUNICATIONS:  4.34%
Globalstar, L.P., Senior Notes, 11.25%,
6/15/04                                      100,000      75,750                            100,000      75,750*
Iridium, L.L.C., /Iridium Capital, Senior
Notes, Series A, 13%, 7/15/05                100,000      92,000                            100,000      92,000*
Level 3 Communications, Inc., Senior Notes,
9.125%, 5/1/08                               100,000      99,500                            100,000      99,500*
        TEXTILES:  3.34%
WestPoint Stevens, Inc., Senior Notes,
7.875%, 6/15/08                              200,000     205,500                            200,000     205,500
        TRANSPORTATION:  1.60%
Northwest Airlines, Inc., Notes, 8.7%,
3/15/07                                      100,000      98,625                            100,000      98,625*
        UTILITIES:  5.20%
CMS Energy Corporation, Senior Notes,
8.125%, 5/15/02                              150,000     157,875                            150,000     157,875
Toledo Edison Company, Debentures, 8.7%,
9/1/02                                       150,000     162,188                            150,000     162,188
TOTAL CORPORATE DEBT
SECURITIES (Cost $6,427,749)                          $5,973,654                440,200               6,413,854

REPURCHASE AGREEMENT (Cost $97,000)                   $   29,000                 68,000                  97,000

TOTAL INVESTMENTS (Cost $6,820,500)                   $6,002,654                811,187               6,813,841
CASH AND RECEIVABLES LESS LIABILITIES:                $  151,652                 12,341                 163,993
     TOTAL NET ASSETS: 100%                           $6,154,306               $823,528               6,977,834

                                                                                           Adjustment

Capital Shares Outstanding                               888,809                 38,819      80,188   1,007,816
Net Asset Value per Share                                   6.92                  21.21           -        6.92

* Securities to be sold prior to Merger.  These securities have been or are expected to be liquidated prior to the date of the proposed Merger in order to be consistent with the investment policies of the Intermediate Income Fund on July 1, 1999.

Pro Forma Statement of Operations (Unaudited, December 31, 1998)

            Intermediate
                             High Yield Bond   Income Fund
                             Fund       Fund      ADJ      (Pro Forma)
Income
Interest                     572,422     58,948                  631,370
Other investment income       25,090          -                   25,090
Total income                 597,512     58,948      -           656,460

Expenses
Investment advisor fee        40,518      4,917   (1,824)Note 3      43,611
Transfer agent, registration  34,359      5,901   (8,860)Note 3      31,400
  administrative and
  professional fees
Total Expenses                74,877     10,818  (10,684)Note 3      75,011

Net Investment Income        522,635     48,130   10,684 Note 3     581,449

Net Realized Gain (Loss)    (239,050)     9,796       -          (229,254)
Unrealized Ap(De)preciation  (19,659)    13,124       -            (6,535)

Net Gain (Loss)             (258,709)    22,920       -          (235,789)

Total Increase in Net
  Assets                     263,926     71,050   10,684 Note 3     345,660

Pro Forma Statement of Assets and Liabilities (December 31, 1998)

        Intermediate
                                   High Yield        Bond Income
     Fund         Fund       Fund Pro Forma
ASSETS
Investments, at value (Note 1 and 2)
     Investment securites          $5,973,654     $  743,187   $6,716,841
     Repurchase agreements             29,000         68,000       97,000

     Total investments              6,002,654        811,187    6,813,841
Cash                                      708            969        1,677
Receivables
     Interest                         157,608         11,650      169,258
     Capital shares sold                6,097             --        6,097
     Total assets                   6,167,067        823,806    6,990,873
LIABILITIES
Payables
     Dividends                          8,693            278        8,971
     Capital shares redeemed            4,068             --        4,068
     Total liabilities                 12,761            278       13,039
NET ASSETS (Note 4)                $6,154,306       $823,528   $6,977,834
CAPITAL SHARES OUTSTANDING            888,809         38,819    1,007,816
NET ASSET VALUE PER SHARE               $6.92         $21.21        $6.92

See Accompanying Notes to Financial Statements

Notes to Pro Forma Financial Statements of

Mosaic Income Trust

December 31, 1998

(unaudited)

1. Basis of Combination

The Pro Forma Statement of Net Assets reflects the accounts of Mosaic Income Trust High Yield Fund (the "Intermediate Income Fund") and Mosaic Bond Fund (the "Your Fund") as of December 31, 1998. The Pro Forma Statement of Operations reflects the accounts of the Intermediate Income Fund and Your Fund for the year ended December 31, 1998. These statements have been derived from the Intermediate Income Fund's and Your Fund's books and records utilized in calculating daily net asset value at December 31, 1998.

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Your Fund in exchange for shares of the New Bond Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Intermediate Income Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Merger since such expenses will not be borne by either fund.

The Pro Forma Statement of Net Assets and the Pro Forma Statement of Operations should be read in conjunction with the historical financial statements of Mosaic Income Trust included or incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest

The pro forma net asset value per share assumes the issuance of shares of the Intermediate Income Fund that would have been issued at December 31, 1998, in connection with the proposed reorganization, had it occurred then.

3. Pro Forma Operations

The Pro Forma Statement of Operations assumes the same rate of gross investment income for the investments of the Intermediate Income Fund and Your Fund. However, it is anticipated that all securities held by the Intermediate Income Fund prior to the proposed reorganization that are rated below B will be sold prior to the date of the Merger as indicated on the Schedule of Investment included in the Pro Forma Statement of Net Assets. Also, any securities rated below BBB that would exceed of 35% of net assets of the combined fund on the date of the Merger will also be sold. This may reduce gross investment income. Such sales, however, are not expected to generate taxable capital gains in light of ample capital loss carryforwards in the High Yield Fund in excess of $950,000 as of December 31, 1998.

Assets of the Bond Fund are expected to retain their tax properties after the Merger. As of December 31, 1998, both the High Yield Fund and Bond Fund had substantial capital loss carryovers due to expire on December 31, 2002 (High Yield Fund - $740,266; Bond Fund - $188,652). To the extent such losses are not fully offset by gains through such period by the Intermediate Income Fund, any remaining amounts will be lost. The High Yield Fund has additional unused capital loss carryovers equal to $239,050 expiring on December 31, 2006 and the Bond Fund has an additional $94,831 expiring on December 31, 2003.

By operation of Internal Revenue Code Section 382, the Intermediate Income Fund's use of Bond Fund unused capital loss carryovers may be limited. Furthermore, it is anticipated that, for the fiscal year ending December 31, 1999, the Intermediate Income Fund will be further limited to using approximately 50% of the available unused capital loss carryover by operation of Internal Revenue Code Section 381.

The pro forma operating expenses reflects the service fees approved by the Trustees for the applicable periods. As a result, pro forma operating expenses would be required to be adjusted downward by approximately $8,860 in order for the pro forma total expenses to result in an expense ratio of 0.45%. This decrease in expenses is a result of a general decline in expenses due to the restructuring of the services agreement between Mosaic Income Trust and the investment adviser. In addition, the Pro Forma Statement of Operations reflects downward adjustments of $1,824 in advisory fees so that, together with other operating expenses, total adjustment of $10,684 was made in order to result in a total expense ratio of 1.08%. The reduction is offset by an adjusting increase in net investment income.